SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant |_|
Filed by a Party other than the Registrant |X|

Check the appropriate box:

|_|  Preliminary Proxy Statement         |_|  Confidential, for Use of the
|_|  Definitive Proxy Statement               Commission Only (as permitted by
|X|  Definitive Additional Materials          Rule 14a-6(e)(2))
|_|  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


          PROMETHEUS INCOME PARTNERS, a California limited partnership
                (Name of Registrant as Specified in Its Charter)

           PROMETHEUS DEVELOPMENT CO., INC., a California corporation
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:


      (2)   Aggregate number of securities to which transaction applies:


      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



      (4)   Proposed maximum aggregate value of transaction:


      (5)   Total Fee Paid:


|_|   Fee paid previously with preliminary materials:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
(2)   Form, Schedule or Registration Statement no.:
(3)   Filing Party:
(4)   Date Filed:

                           PROMETHEUS INCOME PARTNERS
                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 22, 2002

To the Limited Partners:


We wanted to take this last opportunity prior to our meeting on Wednesday to update you. We previously communicated to you that we were in discussions with Aspen Square Management, Inc. regarding a possible acquisition of the Partnership or its Properties. While we have made every attempt to engage Aspen in a constructive manner, these attempts have not resulted in any kind of commitment by Aspen to consummate a transaction on terms more favorable to the limited partners than the merger. We do not believe Aspen has acted as we believe a serious buyer would act in these matters and, as such, do not believe the possibility of obtaining a transaction that may be economically preferable to the proposed merger outweighs the risks to the limited partners of foregoing the merger at this time. Therefore, YOUR GENERAL PARTNER AND ITS AFFILIATED PARTIES CONTINUE TO RECOMMEND YOU VOTE FOR THE MERGER.

How did we get here? On June 24, 2002, Aspen delivered a non-binding proposal regarding a possible purchase of the Partnership's properties. Several aspects of this proposal, including the actual purchase price being proposed, were unclear and subject to interpretation. However, we believed it was important to pursue this opportunity diligently with Aspen in order to identify whether there might be a better opportunity available to the limited partners. We have addressed the shortcomings of Aspen's original approach in our letters to you dated July 3, 2002 and July 12, 2002.

We have continued to engage Aspen with respect to matters we believed to be critical to evaluating any alternative to the merger. We provided Aspen with materials responsive to their initial diligence requests, and they provided certain information responsive to our requests in order to evaluate their interest and capabilities. In fact, on July 18, 2002, we believed we had reached agreement on a possible framework for moving forward with Aspen with completion of their diligence. This framework contemplated, among other things, an acquisition of the limited partnership units at a price of $1,859, but provided no binding obligation at such price on either side. We had expressed our willingness to postpone the meeting to be held on July 24 in order to allow Aspen to complete its diligence, which they would agree to complete by August 1, 2002. Despite our expectation that an agreement providing for the conduct by Aspen of diligence and the postponement of the meeting, the form of which we believed to have been negotiated during the course of the day on the 19th, we were informed that the principals involved had left the office early without signing that agreement. We extended the previously agreed upon date for them to do so until the 20th, and still no executed copy was forthcoming. We believed that Aspen's neglect in addressing this transaction further of an absence on the part of Aspen of a seriousness and sense of priority in acquiring the Partnership. Therefore, we advised Aspen by letter this morning that we would not be pursuing a transaction with them any further, despite their purported attempts to resurrect the transaction.

Why did we cease discussions with Aspen? Since we first began speaking with them, Aspen approached the possibility of a transaction in a manner that we do not believe reflected a true interest in completing a transaction, despite having been told by us on several occasions that time was of the essence. As set forth in our July 12 letter, we do not believe the chance of a transaction involving greater proceeds to the limited partners justifies the attendant risks to the limited partners in waiting for such an opportunity to materialize. In particular, you should consider the following:


          o At no time has Aspen made a binding offer for the Properties or the units. All discussions with Aspen have been subject to their conduct of their due diligence of the properties (which they have been slow to commence and continue, despite being offered several opportunities to do
      so). As such, any agreement to proceed on such basis would, in essence, give Aspen an option to acquire the Partnership, without any firm obligation as to the price they would pay.



          o Experts are professing grave uncertainties about economic conditions in general and capital markets in particular. Already, as reflected in our historical and proxy filings, these conditions have adversely impacted the value of the Partnership's properties. As these clouds continue to prevail, we do not believe we could justify continuing to subject the limited partners to these risks to pursue the mere possibility of obtaining a transaction that might yield a premium to the limited partners. This is particularly true because the merger presents an attractive liquidity opportunity that may not be available in the future.



          o The merger presents an attractive liquidity opportunity that is free from any significant conditions and can be completed in a matter of days from this writing, but only if approved by the limited partners at the meeting to be held on July 24.


Information you should know. You likely have received correspondence from Everest asking you to oppose the merger. As we've discussed in our prior letters, we do not believe that Everest has been forthright with you about the facts. In any case, their attempts to besmirch the Partnership and your General Partner with wild accusations that are not grounded in the facts are an unfortunate attempt on their part to blur the facts. Of course, we cannot know Everest's motivations and criteria. We do know that prior to commencing its solicitation in opposition to the merger, Everest sought to have us acquire their units at a very substantial premium over the merger price, a benefit that would not be available to the other limited partners. We were also advised by Aspen that Everest had sought a transaction fee from Aspen for bringing the Properties to Aspen's attention.

In any case, regardless of its motives, Everest may be willing to take on the risks we have identified in delaying the merger in hopes of obtaining a higher-priced deal at a later date, but we do not believe that most limited partners would so opt. WE BELIEVE IT IS IMPORTANT THAT THE LIMITED PARTNERS BE GIVEN THE OPPORTUNITY TO DECIDE THE MATTER. THEREFORE, IN ORDER TO GIVE THE LIMITED PARTNERS THE OPPORTUNITY TO EXPRESS THEIR WISHES, THE MEETING WILL BE HELD ON JULY 24 AS PLANNED.





If you would like to vote or change your vote please call MacKenzie Partners, Inc. at (800) 322-2885 for a ballot. Votes can be submitted via facsimile to MacKenzie Partners, Inc. at (212) 929-0308.


So that you may have a better understanding of the matters referred to above, we include the following:



July 22, 2002
-------------

o     The General Partner's response to Aspen's letter of July 22

o     The General Partner's letter rejecting Aspen's counter proposal letter



July 19, 2002
-------------

o Second revision to the letter of intent sent by the General Partner to Aspen

o Hand written revisions to the letter of intent sent by Aspen to the General Partner

o First revision to the letter of intent sent by the General Partner to Aspen

July 18, 2002
-------------

o Original letter of intent to Aspen, Entry and Indemnity Agreement and Sample Insurance Certificate on July 18, 2002 sent by the General Partner






On behalf of your General Partner, I thank you for your reasoned consideration of this matter.





PROMETHEUS INCOME PARTNERS, a California limited partnership

By:  PROMETHEUS DEVELOPMENT CO., INC., a
     California corporation, its General Partner

By:  /s/ John J. Murphy
    --------------------------------------
      John J. Murphy, Vice President

                           Prometheus Income Partners

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393


SENT VIA FACSIMILE (413) 788-9207


July 22, 2002

Mr. Jeffrey M. Strole
Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089


Dear Jeff,

We received your letter of July 22, 2002, attached hereto. As we have communicated to you in previous correspondence, we take our fiduciary responsibilities seriously. It is for this very reason that we are making the recommendation to the limited partners to move forward with the merger. As a fiduciary, we believe that the current uncertain economic climate requires us to continue to act in a manner where time is of the essence. Any deadlines established by us were set with our fiduciary responsibilities in mind. We have continually communicated to you verbally and in writing that time was of the essence.

Regarding the timing of the letter of intent on Friday, July 19, 2002, I should remind you that earlier in the day, you were not responsive to our attorney Craig Seligman. As a result, I had to call and page you, Fred Anthony and John Mnich in order to get Aspen to respond to our attorney. We also believe that any buyer who was serious about purchasing properties would not have left the office on Friday before finalizing a letter of intent for a major transaction after arbitrarily changing the deadline date for its execution without at least a telephone call. We found this extremely surprising since you claimed on Thursday, July 18, 2002, in our telephone conversation that you wanted to start your due diligence on Monday, July 22, 2002. Additionally, on July 18, 2002, in order to expedite the due diligence process, I sent to you our standard Entry and Indemnity Agreement. We did not received an executed copy of this agreement from you.

During our discussion, we communicated to you the amount of records you were requesting was voluminous and you agreed to come to our offices to review the documents and determine which should be copied. We are very concerned about a buyer who claims to understand litigation on construction defects but requests to have all of the files copied and overnighted the same day (this was in direct conflict with the letter of intent attached to your facsimile.) There are literally thousands of pages of material relating to the construction defect litigation, some of which is in the possession of the Partnership's counsel. The review of these numerous documents, some of which are highly technical, could take a substantial period of time. These documents are voluminous as they represent over five years of correspondence, court filings, depositions, etc. some of which were part of a global settlement as well as other related hardboard siding/construction defect cases.

I trust this will explain our concerns on behalf of the Partnership.

Sincerely,



PROMETHEUS INCOME PARTNERS, a
California limited partnership

By:  PROMETHEUS DEVELOPMENT CO., INC., a
     California corporation, its general partner


By:  /s/ Vicki R. Mullins
    ---------------------------------------
     Vicki R. Mullins, Vice President


Original sent by overnight mail

FACSIMILE SENT:  Jul-22-2002    02:41PM   FROM:  Aspen Square Management



Aspen Square Management, Inc.

380 Union Street, Suite 300
West Springfield, Massachusetts 01089
Phone: 413-781-0712
FAX 413-788-9207

July 22, 2002                                    Via Facsimile & Federal Express

Ms. Vicki R. Mullins
Vice President
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA 94065-1517

Re:     Timberleaf & Alderwood Apartments, Santa Clara, CA

Dear Ms. Mullins.

I am in receipt of your letter to my attention dated as of today. We at Aspen Square Management are both surprised & disappointed that you have elected not to deal with us even though our offer is significantly higher than that put forth by PIP Partners - General, LLC/PIP Acquisition, LLC ("PIP"). I would point out that when discussing the principal detriments to a transaction with PIP, the notice of meeting prepared by Prometheus and distributed to the limited partners states, "No representative unaffiliated with Prometheus Development Co. (the general partner) has been retained to act solely on behalf of limited partners for the purposes of negotiating the terms of the merger. Prometheus Income Partners, PIP Partners and Prometheus Development Co. are all under the common control of Sanford Diller, who is also the principal beneficial owner of these entities. The interests of these entities are different from and in substantial conflict with those of the unaffiliated limited partners. Because of the relationship among Prometheus Development Co., PIP Partners and PIP Acquisition, the merger and all of the proposed transactions related to the merger as discussed in this document are not the product of arm's length negotiation between unaffiliated parties. PIP Acquisition and PIP Partners are making this offer with a view to ultimately making a profit and, therefore, there is a conflict. between their desire to acquire your units at a relatively lower price and your desire to sell your units at a relatively higher price."

We had hoped that your fiduciary duty to the limited partners would supersede your desire to see one of your affiliated entities be the successful bidder for these partnership units. We have done everything that you have asked of us as we sought to proceed with this transaction. Among other things, we offered a price substantially higher than PIP; at your request, we agreed to purchase the partnership interests as opposed to the properties; and finally, we agreed to pay Prometheus Development Co., Inc. $1.5 million for its general partnership interest, three times the amount being paid to the limited partners for equivalent interests, even though no justification for said $1.5 million price was ever offered.

Given your fiduciary responsibility to the limited partners, we were very surprised to receive your letter informing us that our offer was rejected. We were particularly disturbed that after negotiating the letter of intent extensively with you and your counsel last Friday, July 19, that you would fax us a revised copy late on Friday the 19th and include an arbitrary deadline for execution of Saturday, July 20. Had we known that you would make Saturday the deadline, we could have had someone available in our office to execute said letter or had the letter faxed to one of our homes for execution. However, we didn't receive notice that we were expected to sign the letter on Saturday the 20th until we arrived in our offices this morning, Monday the 22nd. We think your actions in this regard are unfair and clearly fail to adequately discharge your duties to the limited partners.

We faxed to you a fully executed letter of intent this morning and had expected it to be accepted. However, as has been evidenced by your conduct throughout this transaction, you wish to make our purchase of the partnership interests as difficult as possible. You have consistently set arbitrary deadlines with no explanation. In addition, you have asked for information related to our company that we have never been asked by a seller to provide before - even though we have been in existence for nearly 50 years and have done transactions much larger than the one at issue. Such conduct does not indicate that advancing the interests of the limited partners is your paramount consideration in this transaction.

Therefore, we ask that you reconsider your decision and properly discharge your fiduciary duties to the limited partners. Please advise us of your decision.

I look forward to hearing from you.

Sincerely,


/s/ Jeffrey M. Strole
---------------------
Jeffrey M. Strole

cc: Craig Seligman, Esq.

                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393



July 22, 2002

Mr. Jeff Strole
Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Dear Jeff:

This is to confirm that we did not receive your signed letter by July 20, 2002 at 12:00 noon California time. As we have consistently communicated to you from the beginning, time was of the essence. Accordingly, your counter proposal of July 22, 2002, is rejected.



                              PROMETHEUS INCOME PARTNERS

                              By:  Prometheus Development Co., Inc.,
                                   a California corporation, its general partner

                                 By: /s/ Vicki Mullins
                                     -----------------
                                 Name: Vicki Mullins
                                 Title: Vice President



cc: Craig Seligman

FACSIMILE SENT:  Jul-22-2002    08:44AM   FROM:  Aspen Square Management


                          ASPEN SQUARE MANAGEMENT, INC.
                                380 Union Street
                                    Suite 300
                           West Springfield, MA 01089
                              Phone (413) 781-0712
                               Fax (413) 781-1277

facsimile cover sheet

To:          Ms. Vicki Mullins

            Craig Seligman, Esq.

From;        Jeff Strole

No. of Pages (including cover page) - 19

Date:        7/22/02

Message:

Ms. Mullins:

Attached please find a fully executed copy of the July 19, 2002 letter of intent related to Timberleaf & Alderwood Apartments. I will overnight the originals to your attention.

As we begin our due diligence review, I would appreciate it if you could overnight to me for delivery tomorrow copies of operating statements for the properties for 1998, 1999, 2000, 2001 & YTD as well as any and all information related to the construction defects and litigation at the properties (including copies of the settlement agreements). This will help us to begin our due diligence.

Thank you,

Jeff Strole


                                       __                                     11

FACSIMILE SENT:  Jul-22-2002    09:43AM   FROM:  Aspen Square Management


                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 19, 2002

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Ladies and Gentlemen:

      This letter sets forth the essential terms of your proposed due diligence review ("Diligence Review") on the basis of which we are willing to continue to consider your possible acquisition of Prometheus Income Partners, a California limited partnership (the "Partnership"). Our understanding of your proposal is embodied in the following:

      1. You (or an entity to be formed by you) would acquire (i) each of the Partnership's issued and outstanding limited partnership units for $1,859 in cash per unit and (ii) the general partner interest in the Partnership now held by Prometheus Development Co., Inc. (the "General Partner") for $1,500,000 in cash, in each case payable in full upon consummation of the acquisition of the limited Partner's units and General Partner's interest, collectively referred to as "Proposed Acquisition".

      2. Except as expressly set forth herein, you have proposed substantively all of the terms included in the definitive Agreement and Plan of Merger (the "Definitive Agreement") attached hereto as Exhibit A, with the following modifications:

            (a) mutual covenants of cooperation to obtain the approval of Proposed Acquisition by the Partnership's limited partners (including preparation of proxy materials) and such other approvals (if any) as may be required to complete the transaction;

            (b) no closing condition in respect of financing, refinancing or assumption of existing mortgages;

            (c) mutual representations that no broker, finder's, agency or similar fees to be paid;

            (d) with your proposed contract for the Proposed Acquisition, you shall deposit $3,000,000 into escrow with a mutually acceptable escrow agent on mutually acceptable terms. If no Proposed Acquisition is consummated, the $3,000,000 will be disbursed to the Partnership unless the Proposed Acquisition was not consummated as a result of either a breach by the Partnership or the rejection of the Proposed Acquisition by the Partnership's limited partners, in which case it will be returned to you; and

            (e) the executed contract would be terminable by either party if the Proposed Acquisition has not been consummated on or prior to December 31, 2002, other than as a result of a breach by such party.


                                       __                                     12

      3. You agree to commence at your expense your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership, as you reasonably deem necessary for the purpose of conducting the Diligence Review. We will endeavor to make a reasonable search to provide you with the records requested. It is agreed that the items requested on Exhibit C hereto shall be made available to you, to the extent that they are within our possession and control, except that (i) you acknowledge that we are unable to provide you with employee's personnel files and (ii) you and we shall agree in good faith to limit certain of such information temporally, including, e.g., that bank statements, etc., need only be made available for the previous three years. Because the records you are requesting are so numerous, we are only obligated to make reasonable efforts to assist your inspection. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").

      4. In consideration of the foregoing and of your previous representations to us as to your ability to pay all cash pursuant to the Proposed Acquisition with currently available liquid funds, we agree to postpone the taking of any vote on the currently proposed merger until after the Diligence Cut-off Date.

      5. You acknowledge that (i) we will have to advise our limited partners appropriately and from time to time regarding the matters set forth herein and
(ii) at any time prior to any written acceptance of your proposed offer (which you agree to deliver prior to the Due Diligence Cut-off Date), the General Partner has fiduciary duties to the Partnership and its limited partners in the discharge of which it is obligated to consider alternatives that may be more favorable to the limited partners. If on or prior to December 31, 2002 the General Partner shall present and recommend to the limited partners any transaction involving an acquisition of the limited partner units at a price in excess of $1859 per unit in which the acquiror, directly or indirectly, is an affiliate of the General Partner, PIP Partners - General, LLC, PIP Acquisition, LLC, or is affiliated with or controlled by Sanford Diller and your proposal is not accepted, the Partnership shall reimburse you for all reasonable out-of-pocket costs incurred by you in conducting the Diligence Review up to an aggregate maximum amount of $50,000.

      6. This letter supersedes all previous correspondence, discussions, understandings and agreements between you and us or our respective officers, directors, agents and representatives, provided that the letter agreement regarding confidentiality and related matters attached hereto as Exhibit B shall remain in full force and effect (and, for the avoidance of doubt, shall apply with respect to the information provided in the course of the Diligence Review).

      Except for the express terms of paragraphs 3, 4 and 6 hereof, each of which shall and hereby does constitute a binding agreement: it is expressly understood that this letter is non-binding and is intended to include part of the basic terms and conditions under which the Partnership may enter into a formal agreement with Aspen for the Proposed Acquisition; this letter shall only serve to form part of the basis for a possible agreement which must be agreed upon and executed by all parties prior to having any binding effect; this non-binding letter is not intended to be contractual in nature and neither party shall be obligated to proceed in good faith, or by any other standard, to enter into an agreement based upon the terms set forth above; and a binding agreement will only exist when the agreement is executed by duly authorized representatives from all parties. Additionally, the Partnership reserves the right to negotiate and enter into a binding agreement with another party until a mutually acceptable agreement is fully executed (subject to the last sentence of paragraph 5 above.)


                                       __                                     13

      If the foregoing is in accordance with your understanding, please so indicate by signing the enclosed copy of this letter in the space provided and returning it to us on or prior to [INTERPOLATED WRITTEN MATERIAL: "12:00 noon California time, July 22, 2002" inserted, "6:00 P.M. E.D.T., July 22, 2002" deleted]. Please fax a signed copy to the attention of Vicki Mullins at (650) 596-5377 and send the original via overnight mail.

      THE PRECEDING PARAGRAPH INITIALED BY FRED ANTHONY OF ASPEN
      ----------------------------------------------------------



                              PROMETHEUS INCOME PARTNERS

                              By:  Prometheus Development Co., Inc.,
                                   a California corporation, its general partner

                                 By:  /s/ Vicki Mullins
                                     --------------------------
                                   Name: Vicki Mullins
                                   Title: Vice President

AGREED AND ACCEPTED:

ASPEN SQUARE MANAGEMENT, INC.


By:    /s/ Fred Anthony
      --------------------------

Name:  Fred Anthony
Title:  Vice President


                                       __                                     14

FACSIMILE SENT:  Jul-22-2002    08:44AM   FROM:  Aspen Square Management

                                                                       EXHIBIT A




                AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

      This Amended and Restated Agreement and Plan of Merger (this "Agreement") is entered into as of May 22, 2002, by and among Prometheus Income Partners, a California limited partnership (the "Partnership"), PIP Partners - General, LLC, a California limited liability company ("PIP General"), and PIP Acquisition, LLC, a California limited liability company and a wholly-owned subsidiary of PIP General ("Acquisition").

      WHEREAS, the parties desire to merge Acquisition with and into the Partnership (the "Merger") on the terms and conditions hereinafter set forth and in accordance with the provisions of Sections 15678.1-.9 of the California Revised Uniform Limited Partnership Act, as amended (the "Act") and Sections 17550-17556 of the Beverly-Killea Limited Liability Company Act (the "LLC Act");

      WHEREAS, Acquisition has been formed for such purpose.

      WHEREAS, the parties have entered into that certain Agreement and Plan of Merger dated as of March 6, 2002 (the "Original Agreement"); and

      WHEREAS, the parties have reviewed the financial statements of the Partnership as of and for the quarter ended March 31, 2002 and based thereupon wish to increase the merger consideration of $1,714 per limited partner unit provided for in the Original Agreement to $1,736 per unit.

      NOW  THEREFORE,  BE IT  RESOLVED,  that  in  consideration  of the  mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, and the Original Agreement is hereby amended and restated in its entirety to read, as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

      Acquisition shall be merged with and into the Partnership in a statutory merger in accordance with the Act and the LLC Act on the terms and subject to the conditions set forth in this Agreement.

                                   ARTICLE II
                                EFFECT OF MERGER

      On the "Effective Date" (as defined below):

      (1)   Acquisition shall be merged with and into the Partnership;

      (2) the Partnership shall possess all the rights, privileges, immunities and franchises of Acquisition, and all property, real, personal and mixed, and debts due on whatever account, and every other interest belonging to or due to Acquisition (including, but not limited to, liability for any fees or franchise taxes due and owing to the Secretary of State of California as of the Effective
Date) shall be deemed to be transferred to and vested in the Partnership, without further act, deed or transfer;

      (3) the Partnership shall thenceforth be responsible for and subject to all of the debts, liabilities and obligations of Acquisition in the same manner as if the Partnership had itself incurred them;

      (4) any claim, existing action, or proceeding pending by or against Acquisition may be prosecuted to judgment by the Partnership; and

      (5) neither the rights of creditors nor any liens upon the property of Acquisition shall be impaired by the Merger.

The "Effective Date" shall be the date following the satisfaction of the conditions set forth in Article VIII hereof on which a Certificate of Merger is filed with the Secretary of State of the State of California in accordance with the Act and the LLC Act, which date shall be not greater than twenty days following the approval of the Merger by the limited partners of the Partnership (the "Limited Partners").


                                   ARTICLE III
                    MANNER AND BASIS OF CONVERTING INTERESTS

      As of the Effective Date, by virtue of the Merger and without any action on the part of any party hereto:

      (1) Each limited partner interest in the Partnership (each, a "Unit") outstanding immediately prior to the Effective Date (other than any such Unit held by PIP General) shall be converted into and shall become the right to receive cash (without interest thereon) in an amount equal to $1,736.00 (the "Merger Consideration") upon surrender of a duly executed letter of transmittal by the holder of such Unit in form and substance reasonably satisfactory to PIP General. As of the Effective Date, each such Unit shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the holder of such Unit shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

      (2)   As of the Effective Date, each member interest in Acquisition issued
and   outstanding  as  of  the  Effective  Date  shall  be  converted  into  one newly-issued Unit.


                                   ARTICLE IV
                       CHARTER DOCUMENTS; GENERAL PARTNER

      (1) The Certificate of Limited Partnership and Second Amended and Restated Limited Partnership Agreement of the Partnership dated October 1, 1992 (the "Partnership Agreement"), each as in effect on the Effective Date, shall be the charter documents of the Partnership until duly amended or changed in accordance with the Partnership Agreement and the Act.

      (2) Subject to and in accordance with the Partnership Agreement, Prometheus Development Co., Inc. will continue as the general partner of the Partnership.


                                    ARTICLE V
                   PARTNERSHIP REPRESENTATIONS AND WARRANTIES

      The Partnership hereby represents and warrants that:

      (1) The Partnership has been duly organized and is existing as a limited partnership in good standing under the laws of the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

      (2) The Partnership has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by it of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action by the Partnership other than the approval of Limited Partners holding at least 50% of the issued and outstanding Units. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with the terms hereof.

      (3) Other than as follows, the execution, delivery and performance of this Agreement and the consummation of the transactions will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Partnership is a party or by which the Partnership or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of the Partnership or any legal requirement applicable to or binding upon the Partnership, (iii) result in the creation or imposition of any lien upon any property or asset of the Partnership, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained other than the consent of the Limited Partners and of The Prudential Insurance Company of America or
(v) otherwise adversely affect the contractual or other legal rights or privileges of the Partnership:

                  (a) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Alderwood; and

                  (b) Deed of Trust, Security Agreement and Fixture Filing with Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Timberleaf.

      (4) Other than as follows, or as otherwise disclosed in this Agreement as of the date of this Agreement, the Partnership has good and marketable title to all of the Partnership's assets free and clear of all liens:

                  Mortgages and liens not yet due and payable, covenants, conditions and restrictions of record

      (5) Other than the hardboard siding litigation discussed in the Partnership's Annual Report on Form 10-K/A for the year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the period ended March 31, 2002, as of the date of this Agreement, neither the Partnership nor its assets is involved in material litigation.

      (6) The Partnership has received the opinion (the "Opinion") of Houlihan Lokey Howard & Zukin that the Merger Consideration is fair, from a financial point of view, to the Limited Partners other than PIP General and its affiliates.


                                   ARTICLE VI
                                 VOTING OF UNITS

      (1) The Partnership hereby covenants and represents that as promptly as practicable following the date hereof it shall hold a meeting (the "Meeting") of the Limited Partners at which the Limited Partners will have the opportunity to vote their Units for or against the transactions contemplated by this Agreement.

      (2) At the Meeting, PIP General hereby covenants and represents that it shall vote its Units for or against the transactions contemplated by this Agreement in the same proportion as the total number of Units voted by Limited Partners unaffiliated with PIP General or the General Partner.

      (3) The Partnership shall use reasonable commercial efforts to obtain the approval of the Merger by the Limited Partners at the Meeting.


                                   ARTICLE VII
           PIP GENERAL AND ACQUISITION REPRESENTATIONS AND WARRANTIES

      Each of PIP General and Acquisition hereby represents and warrants that:

      (1) Such party has been duly organized and is existing as a limited liability company in good standing under the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

      (2) Such party has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

      (3) Such party's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which such party is a party or by which it or its assets is bound or affected,
(ii) result in the violation of the provisions of the formation documents of such party or any legal requirement applicable to or binding upon such party,
(iii) result in the creation or imposition of any lien upon any property or asset of such party, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained or (v) otherwise adversely affect the contractual or other legal rights or privileges of such party.

      (4) Acquisition, PIP General and their affiliates have adequate funds available out of current resources to pay the Merger Consideration to all holders of Units (other than PIP General and its affiliates).

                                  ARTICLE VIII
                                   CONDITIONS

      (1) The obligations of each party hereto to effect the Merger shall be subject to the fulfillment (or waiver by each party hereto) at or prior to the Effective Date of the following conditions:

                  (a) No court or other governmental entity of competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (i) that is in effect and prohibits consummation of the Merger or any other transactions with respect to any party hereto expressly contemplated by this Agreement, or (ii) that is enacted, issued, promulgated, enforced or entered after the date of this Agreement and, in any such case, is in effect and imposes restrictions on any party hereto with respect to the business operations thereof that would result in a material adverse effect on the assets, business, financial condition or prospects thereof (clauses (i) and (ii), collectively, and "Order"), and no governmental entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order, and no other person shall have instituted any proceeding seeking any such Order which is reasonably likely to succeed.

                  (b) All material actions by, and all consents, approvals, orders or authorizations from, or filings with, governmental entities of competent authority necessary for the consummation of the Merger or any other transactions expressly contemplated by this Agreement shall have been obtained or made, as the case may be.

                  (c)  The Opinion shall not have been withdrawn.

      (2) The obligations of the Partnership to effect the Merger and the other transactions relating to the Partnership which are contemplated by this Agreement to be performed by it are further subject to the condition (or waiver by the Partnership) that:

                  (a) the representations and warranties of PIP General and Acquisition set forth herein shall be true and correct at and as of the closing date; and

                  (b) this agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite approval of the Limited Partners.

      (3) The obligations of PIP General and Acquisition to effect the Merger and the other transactions contemplated by this Agreement which are to be performed by it are further subject to the conditions (or waiver by PIP General and Acquisition) that:

                  (a) the representations and warranties of the Partnership set forth herein shall be true and correct at and as of the closing date;

                  (b) the holders of the deeds of trust referred to in Article V, Section 3 above consent (if necessary) to the Merger on terms acceptable to PIP General and Acquisition;

                  (c) there is no material adverse change, from and after the date hereof, in the assets, business, financial condition or prospects of the Partnership; and

                  (d)  the   outstanding   indebtedness   with  respect  to  the
            Partnership's   properties  shall  have  been  refinanced  on  terms
            satisfactory to PIP General in its sole and absolute discretion.


                                   ARTICLE IX
                                   TERMINATION

      This Agreement may be terminated at any time prior to the Effective Date (regardless of whether or not the requisite approvals of the Limited Partners have been obtained) as follows:

      (1) by the mutual written consent of the Partnership, PIP General and Acquisition;

      (2) by the Partnership, on the one hand, or PIP General and Acquisition, on the other hand, upon written notice given to the other if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable;

      (3) by PIP General or Acquisition upon written notice given to the Partnership, upon a material breach on the part of the Partnership of any representation, warranty, covenant, obligation or agreement of the Partnership set forth herein that is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by PIP General or Acquisition to the Partnership;

      (4) by the Partnership upon written notice given to PIP General or Acquisition, upon a material breach on the part of PIP General or Acquisition of any representation, warranty, covenant, obligation or agreement of PIP General or Acquisition set forth herein that is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by the Partnership to PIP General or Acquisition; or

      (5) by PIP General, Acquisition or the Partnership if the Merger has not yet been consummated on or before July 31, 2002.


                                    ARTICLE X
                                  MISCELLANEOUS

      (1) The parties hereto each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances, and to take all such further action, including, without limitation, the execution and filing of such instruments in the State of California and any other State as should be necessary or desirable to carry out this Agreement and to consummate and effect the Merger.

      (2) This Agreement shall be governed by and construed in accordance with the laws of California.

      (3) All of the representations, warranties, covenants, agreements and undertakings set forth in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations, warranties, covenants, agreements and undertakings set forth in this Agreement shall terminate as of the Effective Date, and shall have no further force or effect.

      (4) Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement, including, without limitations, the fees, expenses and disbursements of counsel, financial advisors and accountants, shall be paid by PIP General and/or Acquisition.

      (5) None of the General Partner, PIP General, Acquisition or any payment agent retained in connection herewith, nor any of their respective affiliates, will be liable to any Limited Partner for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

      IN WITNESS WHEREOF, the Partnership, PIP General and Acquisition have each caused this Agreement to be effective as of the date and the year first written above.

                              PROMETHEUS INCOME PARTNERS,
                              a California Limited Partnership

                              By:  PROMETHEUS DEVELOPMENT CO.,
                                INC., a California Corporation, its General
                                Partner

                                  By: __________________________________________
                                      Name:  John J. Murphy
                                      Title:  Vice President


                              PIP ACQUISITION, LLC, a California Limited
                              Liability Company

                              By: PROMHILL, INC., a California Corporation, its Manager

                                  By: __________________________________________
                                      Name:  John J. Murphy
                                      Title:  Vice President

                              PIP PARTNERS - GENERAL,  LLC, a California
                              Limited Liability Company

                              By:  PROMHILL, INC., a California Corporation,
                                its Manager

                                  By: __________________________________________
                                      Name:  John J. Murphy
                                      Title:  Vice President

FACSIMILE SENT:  Jul-22-2002    08:44AM   FROM:  Aspen Square Management


                           PROMETHEUS INCOME PARTNERS
                               350 Bridge Parkway
                           Redwood City, CA 94065-1517

                                 (650) 596-5393


                                  July 23, 2002

                                                                       EXHIBIT B

SENT VIA FACSIMILE (413)788-9207

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Attn: Mr. John Mnich

      Re:   Confidentiality Agreement
            -------------------------

Dear Mr. Mnich:

      Aspen Square Management, Inc. (together with its subsidiaries and affiliates, "Recipient"), has requested Prometheus Income Partners, a California limited partnership (the "Company") to furnish Recipient with certain information, materials and documents deemed by the Company to be confidential and/or proprietary, regarding the Company (collectively, the "Evaluation Material") in connection with a possible transaction with the Company (as applicable, the "Transaction"), with reference to which Recipient hereby agrees, on behalf of itself and its "Representatives" (as hereinafter defined), as follows:

      1. All Evaluation Material heretofore or hereafter furnished to Recipient, as well as the existence of the discussions between the parties hereto, shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Evaluation Material, as used herein, does not include any information which (i) as shown by written records, was lawfully in Recipient's possession prior to any disclosure by the Company, provided that the source of such information was not prohibited from transmitting the information to Recipient or its Representatives by a contractual, legal, fiduciary or other obligation, or (ii) is generally available to the public other than as a result of disclosure by Recipient or Recipient's employees, agents or Representatives or others acting on Recipient's behalf or others acquiring such information through Recipient.

      2. Without the Company's prior written consent, Recipient shall not, directly or indirectly: (i) disclose or reveal any Evaluation Material to any person, firm or entity except to an appropriately limited group of Recipient's directors, officers, employees, who are actively and directly participating in the evaluation of the Transaction (collectively, "Representatives"), each of whom shall be informed by Recipient of the confidential nature of the Evaluation Material, be provided with a copy of this letter agreement and agree to observe the same terms and conditions set forth herein as if specifically named a party hereto; (ii) use the Evaluation Material for any purpose other than in connection with the Transaction; or (iii) disclose to any person or entity the terms, conditions or other facts with respect to the Transaction (including the existence, whether actual or prospective, and status thereof) or that Evaluation Material has been made available to Recipient. In any event, Recipient shall be responsible for any disclosure by its Representatives (other than pursuant to the terms and subject to the conditions of this letter agreement) of the Evaluation Material, or the existence, content or status of negotiations relating to the Transaction, and Recipient shall be responsible for enforcing the confidentiality of the Evaluation Material and will take such action as is necessary to prevent any disclosure thereof by any of its Representatives.

      3. Upon written notice from the Company, Recipient will deliver promptly to the Company all copies of Evaluation Material and all written or tangible material containing or reflecting any information contained in the Evaluation Material without retaining any copies, summaries, analyses or extracts thereof. All documents, memoranda, analyses, compilations, studies, notes and other writings prepared by Recipient or its Representatives based on or containing any information contained in the Evaluation Material shall be destroyed.

      4. If Recipient is requested or required in a judicial, administrative or governmental proceeding, or required by law to disclose any Evaluation Material or the existence, content or status of negotiations relating to the Transaction, Recipient shall provide the Company with prompt notice of such circumstance and all related proceedings and information so that the Company may seek an appropriate protective order, take other action deemed advisable by the Company or, in the Company's sole discretion , waive Recipient's compliance with the confidentiality provisions of this letter agreement. If, as a result of any such request or requirement, Recipient is, in the opinion of its outside counsel, compelled to disclose Evaluation Material or the existence, content or status of negotiations relating to the Transaction (i) to any tribunal or else stand liable for contempt or other censure or penalty, or (ii) pursuant to applicable law, Recipient may disclose, without liability hereunder, that portion of the Evaluation Material to such tribunal or pursuant to such law which Recipient's outside counsel advises it in writing that it is legally compelled to disclose, provided that Recipient has complied with the notice provisions of this Section 4.

      5. Recipient agrees on behalf of itself and its Representatives that without the prior approval of the Company, neither Recipient nor its
Representatives (i) will approach employees of the Company, its customers, its suppliers or any competitor of the Company to discuss any potential transaction with the Company (other than a transaction in the ordinary course of the Company's and Recipient's respective businesses) or (ii) approach the employees of the Company to discuss any information with respect to the Company or its business or otherwise receive or try to obtain information from any employee of the Company.

      6. Until the earlier of (i) the execution by Recipient of the Transaction Agreement or (ii) two years from the date of this letter agreement, Recipient, on behalf of itself and its affiliates, agrees not to solicit the employment of, hire, or otherwise interfere with the relationship of the Company or its affiliates with, any individual, partnership, firm, corporation or other business organization which is employed by or otherwise engaged to perform services for the

Company or any of its affiliates on an exclusive basis, including but not limited to any independent contractors or organizations.

      7. Except as may be specifically provided in a definitive written agreement providing for the Transaction (a "Transaction Agreement"), the Company shall not be deemed to make or have made any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material which the Company or any of its affiliates or other person acting on its behalf may furnish to Recipient, and the Company and its affiliates shall have no liability to Recipient or any of its Representatives resulting from the use of any Evaluation Material by Recipient or its Representatives (which shall be limited to evaluating the Transaction).

      8. Recipient acknowledges and agrees that in the event of any breach of this Agreement by it the Company may suffer irreparable harm and that money damages would not be a sufficient remedy for such breach, and without prejudice to any rights and remedies otherwise available to the Company, the Company shall be entitled (i) to equitable relief by way of injunction and (ii) to compel specific performance without the need of proof of actual damages. Recipient further agrees to waive, and to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. No failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise hereunder.

      9. Recipient acknowledges and agrees to advise its Representatives that the Evaluation Material and the matters that are the subject of this letter agreement constitute material, non-public information and that the United States securities laws prohibit any person who has received such information from an issuer from purchasing or selling securities of that issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

      10. In consideration of being furnished the Evaluation Material and in view of the fact that the Evaluation Material consists of confidential and non-public information, Recipient agrees that for a period of two years from the date of this letter agreement, and other than pursuant to the terms of a Transaction Agreement between Recipient and the Company, Recipient and its Representatives shall not, nor shall Recipient permit any person or entity controlled by Recipient, directly or indirectly, without the prior written invitation or approval of the general partner (it being understood and agreed that the entering into of this letter agreement shall not constitute such invitation or approval), to:

            (i) Acquire or offer, seek or agree to acquire, or in any manner advise, induce, encourage or assist any other person to acquire, directly or indirectly, by purchase or otherwise, 2% or more of the partnership units ("units") of the Company; or

            (ii) Initiate, or in any manner advise, induce, encourage or assist any other person to initiate, any tender or exchange offer for units of the Company, any merger, business combination, change in control, sale of assets, liquidation or other extraordinary transaction of or involving the Company or any other transaction between Recipient or its affiliates, on the one hand, and the Company and/or its unit holders, on the other hand, unless such offer or transaction is approved by the general partner;

      11. Recipient agrees that unless and until a Transaction Agreement between the Company and Recipient has been executed and delivered, the Company has no legal obligation of any kind whatsoever with respect to any transaction by virtue of this letter agreement or otherwise except, in the case of this letter agreement, for the matters specifically agreed to herein.

      12. This letter agreement shall be binding upon Recipient's successors and assigns and shall inure to the benefit of and be enforceable by the Company's successors and assigns.

      13. In the event that any provision of this letter agreement is determined to be partially or wholly invalid, illegal or unenforceable, then such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or, if such provision cannot be modified or restricted in a manner so as to make such provision valid, binding and enforceable, then such provision shall be deemed to be excised from this letter agreement and the validity, binding effect and enforceability of the remaining provisions of this letter agreement shall not be affected or impaired in any manner.

      14. This letter agreement constitutes the complete agreement of the parties and terminates and supersedes any and all prior agreements, arrangements and understandings, oral or written, between the parties concerning the subject matter of this letter agreement.

      15. This letter agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction, notwithstanding any choice of law principles, statutes or rules to the contrary.

      16. This letter agreement may be waived, amended or modified only by an instrument in writing signed by the party against which such waiver, amendment or modification is sought to be enforced, and such written instrument shall set forth specifically the provisions of this letter agreement that are to be so waived, amended or modified.

      Please indicate your agreement with the foregoing by executing the accompanying copy of this letter agreement and returning it to us, whereupon it shall constitute a binding agreement as of the date first above written.




                                  Very truly yours,

                               PROMETHEUS INCOME PARTNERS, a
                               California limited partnership

                               By:   PROMETHEUS  DEVELOPMENT  CO.,
                                     INC., a California corporation, its general
                                     partner

                               By:   /s/ John J. Murphy
                                     -------------------------
                                     John J. Murphy, Vice President

READ, ACCEPTED AND AGREED TO:

ASPEN SQUARE MANAGEMENT, INC.


By:   /s/ Jeremy Pava
      ---------------

Its:___Treasurer

Original sent by overnight mail

FACSIMILE SENT:  Jul-22-2002   08:44AM   FROM:  Aspen Square Management


Aspen Square Management Inc.

180 Union Street, Suite 300
West Springfield Massachusetts 07088
Phone: 413-587-0772
FAX 413-786-9207


July 18, 2002                            Via Facsimile and Federal Express

                                                                  EXHIBIT C

Vicki Mullins
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA 94065


Dear Vicki

We  appreciate  your  willingness  to  quickly  provide  us with  any  pertinent documents and other information that we require as part of our due diligence review regarding the partnership interests and the underlying apartment
communities.   In  regards  to  this  matter,  we  will  require  the  following information:

1.  Copies  of  all  mortgages,  loan  documents,  bond  documents,   regulatory
agreements. and all other documents pertaining to any current financing on each property.

2. A.L.T.A. Survey for each property.

3. Title Insurance commitment and all documents constituting exceptions to title.

4. Copies of outstanding third-party service contracts and other agreements affecting the. properties, including any assignable warranties.

5. Copies of any engineering information and inspection reports, including Phase I environmental studies and updated reports, plats, zoning ordinances and compliance, business licenses, availability of utilities, or any other related data.

6. Copies of the municipal, state and federal Certificates of Occupancy, or the equivalent, issued to date for each property.

7. Copies of the original operating income, expense and capital expenditures records for each property from 1998, 1999, 2000, 2001 and the latest available for 2002.

8. A current rent roll for each property identifying and listing in detail therein by tenant and by vacant area, as applicable; tenants, square footage monthly rent, deposits, all concessions (financial and other), lease terms, lease term extension options, defaulted tenant leases (financial or otherwise), and tenant lease obligations of Seller, if any, and all legal matters as it relates to the collection of rent.

9. Copies of any termite inspections, and notice of violations including but not limited to those regarding building and fire codes.

10. Disclosure of any legal matters affecting the properties or collection, of rents or deposits.

11. All available plans and specifications; real estate and personal property tax statements and valuation notices, all certificates of insurance and copies of insurance policies. and all building permits.

12. Al1 licenses and permits. liens and lawsuits.

13. Copies of all ledger cards, general ledger (year-to-date cash disbursement journal}, year-to-date vendor files, bank statements/deposit slips, and all open invoices.

14. Insurance loss runs, rate history, occupancy percentage by month covering 1998-2002 to date.

15. Aging of accounts receivable and current staffing schedu1e.

16. Inventory of personal property.

17. True and complete copies of all tenant lease files and amendments thereto, as well as any other agreement incident or related thereto which affect the obligations of Seller and the affected tenant with respect to such leases.

18. Copies of any reports. structural, legal or other in nature, relating to the damaged siding on each property.

Vicki, we request that you provide this information to us via overnight delivery. Once we receive all such requested information, we assume our due diligence review will begin.

Yours truly,


/s/ Jeff Strole
---------------

Jeff Strole

                                    FACSIMILE



                                   PROMETHEUS
                               350 Bridge Parkway
                           Redwood City, CA 94065-1517

Telephone:  650/596-5300                                 Facsimile: 650/596-5377



DATE:    July 23, 2002


To:   Jeff Strole                                            From: Vicki Mullins
Co.:  Aspen Square Management                                  Tel: 650/596-5365
Fax:  413-788-9207                                                 (Direct Line)

Re:   Prometheus Income Partners

NO. OF PAGES (Including Cover Sheet)        19
                                           ----

================================================================================


COMMENTS:

Attached is the revised letter dated July 19, 2002. We have made all of the changes you have requested, except the deletion of the phrase "and enter into a binding agreement". Fiducially, we are unable to make this change. Additionally, we have extended your time for acceptance to 12:00 noon California time, on July 20, 2002. No further extensions will be granted.


Attach.

                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 19, 2002

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Ladies and Gentlemen:

      This letter sets forth the essential terms of your proposed due diligence review ("Diligence Review") on the basis of which we are willing to continue to consider your possible acquisition of Prometheus Income Partners, a California limited partnership (the "Partnership"). Our understanding of your proposal is embodied in the following:

      1. You (or an entity to be formed by you) would acquire (i) each of the Partnership's issued and outstanding limited partnership units for $1,859 in cash per unit and (ii) the general partner interest in the Partnership now held by Prometheus Development Co., Inc. (the "General Partner") for $1,500,000 in cash, in each case payable in full upon consummation of the acquisition of the limited Partner's units and General Partner's interest, collectively referred to as "Proposed Acquisition".

      2. Except as expressly set forth herein, you have proposed substantively all of the terms included in the definitive Agreement and Plan of Merger (the "Definitive Agreement") attached hereto as Exhibit A, with the following modifications:

            (a) mutual covenants of cooperation to obtain the approval of Proposed Acquisition by the Partnership's limited partners (including preparation of proxy materials) and such other approvals (if any) as may be required to complete the transaction;

            (b) no closing condition in respect of financing, refinancing or assumption of existing mortgages;

            (c) mutual representations that no broker, finder's, agency or similar fees to be paid;

            (d) with your proposed contract for the Proposed Acquisition, you shall deposit $3,000,000 into escrow with a mutually acceptable escrow agent on mutually acceptable terms. If no Proposed Acquisition is consummated, the $3,000,000 will be disbursed to the Partnership unless the Proposed Acquisition was not consummated as a result of either a breach by the Partnership or the rejection of the Proposed Acquisition by the Partnership's limited partners, in which case it will be returned to you; and

            (e) the executed contract would be terminable by either party if the Proposed Acquisition has not been consummated on or prior to December 31, 2002, other than as a result of a breach by such party.

      3. You agree to commence at your expense your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership, as you reasonably deem necessary for the purpose of conducting the Diligence Review. We will endeavor to make a reasonable search to provide you with the records requested. It is agreed that the items requested on Exhibit C hereto shall be made available to you, to the extent that they are within our possession and control, except that (i) you acknowledge that we are unable to provide you with employee's personnel files and (ii) you and we shall agree in good faith to limit certain of such information temporally, including, e.g., that bank statements, etc., need only be made available for the previous three years. Because the records you are requesting are so numerous, we are only obligated to make reasonable efforts to assist your inspection. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").

      4. In consideration of the foregoing and of your previous representations to us as to your ability to pay all cash pursuant to the Proposed Acquisition with currently available liquid funds, we agree to postpone the taking of any vote on the currently proposed merger until after the Diligence Cut-off Date.

      5. You acknowledge that (i) we will have to advise our limited partners appropriately and from time to time regarding the matters set forth herein and
(ii) at any time prior to any written acceptance of your proposed offer (which you agree to deliver prior to the Due Diligence Cut-off Date), the General Partner has fiduciary duties to the Partnership and its limited partners in the discharge of which it is obligated to consider alternatives that may be more favorable to the limited partners. If on or prior to December 31, 2002 the General Partner shall present and recommend to the limited partners any transaction involving an acquisition of the limited partner units at a price in excess of $1859 per unit in which the acquiror, directly or indirectly, is an affiliate of the General Partner, PIP Partners - General, LLC, PIP Acquisition, LLC, and your proposal is not accepted, the Partnership shall reimburse you for all reasonable out-of-pocket costs incurred by you in conducting the Diligence Review up to an aggregate maximum amount of $25,000.

      6. This letter supersedes all previous correspondence, discussions, understandings and agreements between you and us or our respective officers, directors, agents and representatives, provided that the letter agreement regarding confidentiality and related matters attached hereto as Exhibit B shall remain in full force and effect (and, for the avoidance of doubt, shall apply with respect to the information provided in the course of the Diligence Review).

      Except for the express terms of paragraphs 3, 4 and 6 hereof, each of which shall and hereby does constitute a binding agreement: it is expressly understood that this letter is non-binding and is intended to include part of the basic terms and conditions under which the Partnership may enter into a formal agreement with Aspen for the Proposed Acquisition; this letter shall only serve to form part of the basis for a possible agreement which must be agreed upon and executed by all parties prior to having any binding effect; this non-binding letter is not intended to be contractual in nature and neither party shall be obligated to proceed in good faith, or by any other standard, to enter into an agreement based upon the terms set forth above; and a binding agreement will only exist when the agreement is executed by duly authorized representatives from all parties. Additionally, the Partnership reserves the right to negotiate and enter into a binding agreement with another party until a mutually acceptable agreement is fully executed (subject to the last sentence of paragraph 5 above.)

      If the foregoing is in accordance with your understanding, please so indicate by signing the enclosed copy of this letter in the space provided and returning it to us on or prior to [INTERPOLATED WRITTEN MATERIAL:"6:00 P.M. E.D.T." deleted, "12:00 noon" inserted], California time, July [INTERPOLATED WRITTEN MATERIAL: "20" deleted, "22" inserted], 2002. Please fax a signed copy to the attention of Vicki Mullins at (650) 596-5377 and send the original via overnight mail.



                           PROMETHEUS INCOME PARTNERS

                           By:   Prometheus Development Co., Inc.,
                                 a California corporation, its general partner

                              By: /s/ Vicki Mullins
                                 -----------------------------------------------
                              Name: Vicki Mullins
                              Title: Vice President

AGREED AND ACCEPTED:

ASPEN SQUARE MANAGEMENT, INC.


By:
      --------------------
Name:
Title:

                                                                EXHIBIT A


                    AMENDED AND RESTATED AGREEMENT AND PLAN OF MERGER

      This Amended and Restated Agreement and Plan of Merger (this "Agreement") is entered into as of May 22, 2002, by and among Prometheus Income Partners, a California limited partnership (the "Partnership"), PIP Partners - General, LLC, a California limited liability company ("PIP General"), and PIP Acquisition, LLC, a California limited liability company and a wholly-owned subsidiary of PIP General ("Acquisition").

      WHEREAS, the parties desire to merge Acquisition with and into the Partnership (the "Merger") on the terms and conditions hereinafter set forth and in accordance with the provisions of Sections 15678.1-.9 of the California Revised Uniform Limited Partnership Act, as amended (the "Act") and Sections 17550-17556 of the Beverly-Killea Limited Liability Company Act (the "LLC Act");

      WHEREAS, Acquisition has been formed for such purpose.

      WHEREAS, the parties have entered into that certain Agreement and Plan of Merger dated as of March 6, 2002 (the "Original Agreement"); and

      WHEREAS, the parties have reviewed the financial statements of the Partnership as of and for the quarter ended March 31, 2002 and based thereupon wish to increase the merger consideration of $1,714 per limited partner unit provided for in the Original Agreement to $1,736 per unit.

      NOW  THEREFORE,  BE IT  RESOLVED,  that  in  consideration  of the  mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree, and the Original Agreement is hereby amended and restated in its entirety to read, as follows:


                                    ARTICLE I
                                 TERMS OF MERGER

      Acquisition shall be merged with and into the Partnership in a statutory merger in accordance with the Act and the LLC Act on the terms and subject to the conditions set forth in this Agreement.


                                   ARTICLE II
                                EFFECT OF MERGER

      On the "Effective Date" (as defined below):

      (1)   Acquisition shall be merged with and into the Partnership;

      (2) the Partnership shall possess all the rights, privileges, immunities and franchises of Acquisition, and all property, real, personal and mixed, and debts due on whatever account, and every other interest belonging to or due to Acquisition (including, but not limited to, liability for any fees or franchise taxes due and owing to the Secretary of State of California as of the Effective
Date) shall be deemed to be transferred to and vested in the Partnership, without further act, deed or transfer;

      (3) the Partnership shall thenceforth be responsible for and subject to all of the debts, liabilities and obligations of Acquisition in the same manner as if the Partnership had itself incurred them;

      (4) any claim, existing action, or proceeding pending by or against Acquisition may be prosecuted to judgment by the Partnership; and

      (5) neither the rights of creditors nor any liens upon the property of Acquisition shall be impaired by the Merger.

The "Effective Date" shall be the date following the satisfaction of the conditions set forth in Article VIII hereof on which a Certificate of Merger is filed with the Secretary of State of the State of California in accordance with the Act and the LLC Act, which date shall be not greater than twenty days following the approval of the Merger by the limited partners of the Partnership (the "Limited Partners").


                                   ARTICLE III
                    MANNER AND BASIS OF CONVERTING INTERESTS

      As of the Effective Date, by virtue of the Merger and without any action on the part of any party hereto:

      (1) Each limited partner interest in the Partnership (each, a "Unit") outstanding immediately prior to the Effective Date (other than any such Unit held by PIP General) shall be converted into and shall become the right to receive cash (without interest thereon) in an amount equal to $1,736.00 (the "Merger Consideration") upon surrender of a duly executed letter of transmittal by the holder of such Unit in form and substance reasonably satisfactory to PIP General. As of the Effective Date, each such Unit shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and the holder of such Unit shall cease to have any rights with respect thereto, except the right to receive the Merger Consideration.

      (2) As of the Effective Date,  each member interest in Acquisition  issued
and   outstanding  as  of  the  Effective  Date  shall  be  converted  into  one newly-issued Unit.


                                   ARTICLE IV
                       CHARTER DOCUMENTS; GENERAL PARTNER

      (1) The Certificate of Limited Partnership and Second Amended and Restated Limited Partnership Agreement of the Partnership dated October 1, 1992 (the "Partnership Agreement"), each as in effect on the Effective Date, shall be the charter documents of the Partnership until duly amended or changed in accordance with the Partnership Agreement and the Act.

      (2)  Subject  to  and  in  accordance  with  the  Partnership   Agreement,
Prometheus Development Co., Inc. will continue as the general partner of the Partnership.


                                    ARTICLE V
                   PARTNERSHIP REPRESENTATIONS AND WARRANTIES

      The Partnership hereby represents and warrants that:

      (1) The Partnership has been duly organized and is existing as a limited partnership in good standing under the laws of the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

      (2) The Partnership has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by it of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized by all necessary action by the Partnership other than the approval of Limited Partners holding at least 50% of the issued and outstanding Units. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of the Partnership, enforceable against it in accordance with the terms hereof.

      (3) Other than as follows, the execution, delivery and performance of this Agreement and the consummation of the transactions will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which the Partnership is a party or by which the Partnership or its assets is bound or affected, (ii) result in the violation of the provisions of the formation documents of the Partnership or any legal requirement applicable to or binding upon the Partnership, (iii) result in the creation or imposition of any lien upon any property or asset of the Partnership, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained other than the consent of the Limited Partners and of The Prudential Insurance Company of America or (v) otherwise adversely affect the contractual or other legal rights or privileges of the Partnership:

                  (a) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Alderwood; and

                  (b) Deed of Trust, Security Agreement and Fixture Filing with
            Assignment of Rents and Proceeds dated as of December 23, 1997, with respect to Timberleaf.

      (4) Other than as follows, or as otherwise disclosed in this Agreement as of the date of this Agreement, the Partnership has good and marketable title to all of the Partnership's assets free and clear of all liens:

                  Mortgages and liens not yet due and payable, covenants, conditions and restrictions of record

      (5) Other than the hardboard siding litigation discussed in the Partnership's Annual Report on Form 10-K/A for the year ended December 31, 2001 and its Quarterly Report on Form 10-Q for the period ended March 31, 2002, as of the date of this Agreement, neither the Partnership nor its assets is involved in material litigation.

      (6) The Partnership has received the opinion (the "Opinion") of Houlihan Lokey Howard & Zukin that the Merger Consideration is fair, from a financial point of view, to the Limited Partners other than PIP General and its affiliates.


                                   ARTICLE VI
                                 VOTING OF UNITS

      (1) The Partnership hereby covenants and represents that as promptly as practicable following the date hereof it shall hold a meeting (the "Meeting") of the Limited Partners at which the Limited Partners will have the opportunity to vote their Units for or against the transactions contemplated by this Agreement.

      (2) At the Meeting, PIP General hereby covenants and represents that it shall vote its Units for or against the transactions contemplated by this Agreement in the same proportion as the total number of Units voted by Limited Partners unaffiliated with PIP General or the General Partner.

      (3) The Partnership shall use reasonable commercial efforts to obtain the approval of the Merger by the Limited Partners at the Meeting.


                                   ARTICLE VII
                PIP GENERAL AND ACQUISITION REPRESENTATIONS AND WARRANTIES

      Each of PIP General and Acquisition hereby represents and warrants that:

      (1) Such party has been duly organized and is existing as a limited liability company in good standing under the State of California with full power and authority to own and lease its properties and to conduct its business as currently conducted.

      (2) Such party has the power and authority to execute and deliver this Agreement, to consummate the transactions contemplated hereby and to perform its obligations under this Agreement. The execution and delivery by such party of this Agreement, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary limited liability company action. This Agreement (assuming the due authorization, execution and delivery hereof by the other parties hereto) constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with the terms hereof.

      (3) Such party's execution, delivery and performance of this Agreement and the consummation by it of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any terms or provision of, or constitute a default under (with or without notice or passage of time, or both), or otherwise give any person a basis for accelerated or increased rights or termination or nonperformance under, any indenture, mortgage, deed of trust, loan or credit agreement, lease, license or other agreement or instrument to which such party is a party or by which it or its assets is bound or affected,
(ii) result in the violation of the provisions of the formation documents of such party or any legal requirement applicable to or binding upon such party,
(iii) result in the creation or imposition of any lien upon any property or asset of such party, (iv) require the consent of any person to the transactions contemplated hereby that has not heretofore been obtained or (v) otherwise adversely affect the contractual or other legal rights or privileges of such party.

      (4) Acquisition, PIP General and their affiliates have adequate funds available out of current resources to pay the Merger Consideration to all holders of Units (other than PIP General and its affiliates).


                                  ARTICLE VIII
                                   CONDITIONS

      (1) The obligations of each party hereto to effect the Merger shall be subject to the fulfillment (or waiver by each party hereto) at or prior to the Effective Date of the following conditions:

                  (a) No court or other governmental entity of competent
            jurisdiction shall have enacted, issued, promulgated, enforced or entered any statute, rule, regulation, judgment, decree, injunction or other order (whether temporary, preliminary or permanent) (i) that is in effect and prohibits consummation of the Merger or any other transactions with respect to any party hereto expressly contemplated by this Agreement, or

             (ii) that is enacted, issued, promulgated, enforced or entered after the date of this Agreement and, in any such case, is in effect and imposes restrictions on any party hereto with respect to the business operations thereof that would result in a material adverse effect on the assets, business, financial condition or prospects thereof (clauses (i) and (ii), collectively, and "Order"), and no governmental entity shall have instituted any proceeding or threatened to institute any proceeding seeking any such Order, and no other person shall have instituted any proceeding seeking any such Order which is reasonably likely to succeed.

                  (b) All material actions by, and all consents, approvals, orders or authorizations from, or filings with, governmental entities of competent authority necessary for the consummation of the Merger or any other transactions expressly contemplated by this Agreement shall have been obtained or made, as the case may be.

                  (c)   The Opinion shall not have been withdrawn.

      (2) The obligations of the Partnership to effect the Merger and the other transactions relating to the Partnership which are contemplated by this Agreement to be performed by it are further subject to the condition (or waiver by the Partnership) that:

                  (a) the representations and warranties of PIP General and Acquisition set forth herein shall be true and correct at and as of the closing date; and

                  (b) this agreement and the transactions contemplated hereby shall have been approved and adopted by the requisite approval of the Limited Partners.

      (3) The obligations of PIP General and Acquisition to effect the Merger and the other transactions contemplated by this Agreement which are to be performed by it are further subject to the conditions (or waiver by PIP General and Acquisition) that:

                  (a) the representations and warranties of the Partnership set forth herein shall be true and correct at and as of the closing date;

                  (b) the holders of the deeds of trust referred to in Article
            V, Section 3 above consent (if necessary) to the Merger on terms acceptable to PIP General and Acquisition;

                  (c) there is no material adverse change, from and after the date hereof, in the assets, business, financial condition or prospects of the Partnership; and

                  (d) the outstanding indebtedness with respect to the
            Partnership's properties shall have been refinanced on terms satisfactory to PIP General in its sole and absolute discretion.


                                   ARTICLE IX
                                   TERMINATION

      This Agreement may be terminated at any time prior to the Effective Date (regardless of whether or not the requisite approvals of the Limited Partners have been obtained) as follows:

      (1) by the mutual written consent of the Partnership, PIP General and Acquisition;

      (2) by the Partnership, on the one hand, or PIP General and Acquisition, on the other hand, upon written notice given to the other if any judgment, injunction, order, decree or action by any governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement shall have become final and nonappealable;

      (3) by PIP General or Acquisition upon written notice given to the Partnership, upon a material breach on the part of the Partnership of any representation, warranty, covenant, obligation or agreement of the Partnership set forth herein that is not curable or, if curable, is not cured within thirty
(30) days after written notice of such breach is given by PIP General or Acquisition to the Partnership;

      (4) by the Partnership upon written notice given to PIP General or Acquisition, upon a material breach on the part of PIP General or Acquisition of any representation, warranty, covenant, obligation or agreement of PIP General or Acquisition set forth herein that is not curable or, if curable, is not cured within thirty (30) days after written notice of such breach is given by the Partnership to PIP General or Acquisition; or

      (5) by PIP General, Acquisition or the Partnership if the Merger has not yet been consummated on or before July 31, 2002.


                                    ARTICLE X
                                  MISCELLANEOUS

      (1) The parties hereto each agree to do, execute, acknowledge and deliver all such further acts, instruments and assurances, and to take all such further action, including, without limitation, the execution and filing of such instruments in the State of California and any other State as should be necessary or desirable to carry out this Agreement and to consummate and effect the Merger.

      (2) This Agreement shall be governed by and construed in accordance with the laws of California.

      (3) All of the representations, warranties, covenants, agreements and undertakings set forth in this Agreement or in any instrument delivered pursuant to this Agreement confirming the representations, warranties, covenants, agreements and undertakings set forth in this Agreement shall terminate as of the Effective Date, and shall have no further force or effect.

      (4) Whether or not the transactions contemplated by this Agreement are consummated, all costs and expenses incurred in connection with this Agreement, including, without limitations, the fees, expenses and disbursements of counsel, financial advisors and accountants, shall be paid by PIP General and/or Acquisition.

      (5) None of the General Partner, PIP General, Acquisition or any payment agent retained in connection herewith, nor any of their respective affiliates, will be liable to any Limited Partner for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

      IN WITNESS WHEREOF, the Partnership, PIP General and Acquisition have each caused this Agreement to be effective as of the date and the year first written above.

                              PROMETHEUS INCOME PARTNERS,
                              a California Limited Partnership

                              By:  PROMETHEUS DEVELOPMENT CO.,
                                INC., a California Corporation, its General
                                Partner

                                  By:
                                      ------------------------------------------
                                      Name:  John J. Murphy
                                      Title:  Vice President


                              PIP ACQUISITION, LLC, a California Limited
                              Liability Company

                              By:  PROMHILL, INC., a California Corporation,
                                its Manager

                                  By:
                                      ------------------------------------------
                                      Name:  John J. Murphy
                                      Title:  Vice President

                              PIP PARTNERS - GENERAL,  LLC, a California
                              Limited Liability Company

                              By:  PROMHILL, INC., a California Corporation,
                                its Manager

                                  By:
                                      ------------------------------------------
                                      Name:  John J. Murphy
                                      Title:  Vice President

12

                           PROMETHEUS INCOME PARTNERS
                               350 Bridge Parkway
                           Redwood City, CA 94065-1517

                                 (650) 596-5393


                                  July 23, 2002

                                                      EXHIBIT B
SENT VIA FACSIMILE (413)788-9207

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Attn: Mr. John Mnich

      Re:   Confidentiality Agreement
            -------------------------

Dear Mr. Mnich:

      Aspen Square Management, Inc. (together with its subsidiaries and affiliates, "Recipient"), has requested Prometheus Income Partners, a California limited partnership (the "Company") to furnish Recipient with certain information, materials and documents deemed by the Company to be confidential and/or proprietary, regarding the Company (collectively, the "Evaluation Material") in connection with a possible transaction with the Company (as applicable, the "Transaction"), with reference to which Recipient hereby agrees, on behalf of itself and its "Representatives" (as hereinafter defined), as follows:

      1. All Evaluation Material heretofore or hereafter furnished to Recipient, as well as the existence of the discussions between the parties hereto, shall be deemed confidential and shall be kept in strict confidence under appropriate safeguards. The term Evaluation Material, as used herein, does not include any information which (i) as shown by written records, was lawfully in Recipient's possession prior to any disclosure by the Company, provided that the source of such information was not prohibited from transmitting the information to Recipient or its Representatives by a contractual, legal, fiduciary or other obligation, or (ii) is generally available to the public other than as a result of disclosure by Recipient or Recipient's employees, agents or Representatives or others acting on Recipient's behalf or others acquiring such information through Recipient.

      2. Without the Company's prior written consent, Recipient shall not, directly or indirectly: (i) disclose or reveal any Evaluation Material to any person, firm or entity except to an appropriately limited group of Recipient's directors, officers, employees, who are actively and directly participating in the evaluation of the Transaction (collectively, "Representatives"), each of whom shall be informed by Recipient of the confidential nature of the Evaluation Material, be provided with a copy of this letter agreement and agree to observe the same terms and conditions set forth herein as if specifically named a party hereto; (ii) use the Evaluation Material for any purpose other than in connection with the Transaction; or (iii) disclose to any person or entity the terms, conditions or other facts with respect to the Transaction (including the existence, whether actual or prospective, and status thereof) or that Evaluation Material has been made available to Recipient. In any event, Recipient shall be responsible for any disclosure by its Representatives (other than pursuant to the terms and subject to the conditions of this letter agreement) of the Evaluation Material, or the existence, content or status of negotiations relating to the Transaction, and Recipient shall be responsible for enforcing the confidentiality of the Evaluation Material and will take such action as is necessary to prevent any disclosure thereof by any of its Representatives.

      3. Upon written notice from the Company, Recipient will deliver promptly to the Company all copies of Evaluation Material and all written or tangible material containing or reflecting any information contained in the Evaluation Material without retaining any copies, summaries, analyses or extracts thereof. All documents, memoranda, analyses, compilations, studies, notes and other writings prepared by Recipient or its Representatives based on or containing any information contained in the Evaluation Material shall be destroyed.

      4. If Recipient is requested or required in a judicial, administrative or governmental proceeding, or required by law to disclose any Evaluation Material or the existence, content or status of negotiations relating to the Transaction, Recipient shall provide the Company with prompt notice of such circumstance and all related proceedings and information so that the Company may seek an appropriate protective order, take other action deemed advisable by the Company or, in the Company's sole discretion , waive Recipient's compliance with the confidentiality provisions of this letter agreement. If, as a result of any such request or requirement, Recipient is, in the opinion of its outside counsel, compelled to disclose Evaluation Material or the existence, content or status of negotiations relating to the Transaction (i) to any tribunal or else stand liable for contempt or other censure or penalty, or (ii) pursuant to applicable law, Recipient may disclose, without liability hereunder, that portion of the Evaluation Material to such tribunal or pursuant to such law which Recipient's outside counsel advises it in writing that it is legally compelled to disclose, provided that Recipient has complied with the notice provisions of this Section 4.

      5. Recipient agrees on behalf of itself and its Representatives that without the prior approval of the Company, neither Recipient nor its Representatives (i) will approach employees of the Company, its customers, its suppliers or any competitor of the Company to discuss any potential transaction with the Company (other than a transaction in the ordinary course of the Company's and Recipient's respective businesses) or (ii) approach the employees of the Company to discuss any information with respect to the Company or its business or otherwise receive or try to obtain information from any employee of the Company.

      6. Until the earlier of (i) the execution by Recipient of the Transaction Agreement or (ii) two years from the date of this letter agreement, Recipient, on behalf of itself and its affiliates, agrees not to solicit the employment of, hire, or otherwise interfere with the relationship of the Company or its affiliates with, any individual, partnership, firm, corporation or other business organization which is employed by or otherwise engaged to perform services for the Company or any of its affiliates on an exclusive basis, including but not limited to any independent contractors or organizations.

      7. Except as may be specifically provided in a definitive written agreement providing for the Transaction (a "Transaction Agreement"), the Company shall not be deemed to make or have made any representation or warranty, express or implied, as to the accuracy or completeness of any Evaluation Material which the Company or any of its affiliates or other person acting on its behalf may furnish to Recipient, and the Company and its affiliates shall have no liability to Recipient or any of its Representatives resulting from the use of any Evaluation Material by Recipient or its Representatives (which shall be limited to evaluating the Transaction).

      8. Recipient acknowledges and agrees that in the event of any breach of this Agreement by it the Company may suffer irreparable harm and that money damages would not be a sufficient remedy for such breach, and without prejudice to any rights and remedies otherwise available to the Company, the Company shall be entitled (i) to equitable relief by way of injunction and (ii) to compel specific performance without the need of proof of actual damages. Recipient further agrees to waive, and to cause its Representatives to waive, any requirement for the securing or posting of any bond in connection with such remedies. No failure or delay by the Company in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise hereunder.

      9. Recipient acknowledges and agrees to advise its Representatives that the Evaluation Material and the matters that are the subject of this letter agreement constitute material, non-public information and that the United States securities laws prohibit any person who has received such information from an issuer from purchasing or selling securities of that issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell such securities.

      10. In consideration of being furnished the Evaluation Material and in view of the fact that the Evaluation Material consists of confidential and non-public information, Recipient agrees that for a period of two years from the date of this letter agreement, and other than pursuant to the terms of a Transaction Agreement between Recipient and the Company, Recipient and its Representatives shall not, nor shall Recipient permit any person or entity controlled by Recipient, directly or indirectly, without the prior written invitation or approval of the general partner (it being understood and agreed that the entering into of this letter agreement shall not constitute such invitation or approval), to:

            (i) Acquire or offer, seek or agree to acquire, or in any manner advise, induce, encourage or assist any other person to acquire, directly or indirectly, by purchase or otherwise, 2% or more of the partnership units ("units") of the Company; or

            (ii) Initiate, or in any manner advise, induce, encourage or assist any other person to initiate, any tender or exchange offer for units of the Company, any merger, business combination, change in control, sale of assets, liquidation or other extraordinary transaction of or involving the Company or any other transaction between Recipient or its affiliates, on the one hand, and the Company and/or its unit holders, on the other hand, unless such offer or transaction is approved by the general partner;

      11. Recipient agrees that unless and until a Transaction Agreement between the Company and Recipient has been executed and delivered, the Company has no legal obligation of any kind whatsoever with respect to any transaction by virtue of this letter agreement or otherwise except, in the case of this letter agreement, for the matters specifically agreed to herein.

      12. This letter agreement shall be binding upon Recipient's successors and assigns and shall inure to the benefit of and be enforceable by the Company's successors and assigns.

      13. In the event that any provision of this letter agreement is determined to be partially or wholly invalid, illegal or unenforceable, then such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, binding and enforceable, or, if such provision cannot be modified or restricted in a manner so as to make such provision valid, binding and enforceable, then such provision shall be deemed to be excised from this letter agreement and the validity, binding effect and enforceability of the remaining provisions of this letter agreement shall not be affected or impaired in any manner.

      14. This letter agreement constitutes the complete agreement of the parties and terminates and supersedes any and all prior agreements, arrangements and understandings, oral or written, between the parties concerning the subject matter of this letter agreement.

      15. This letter agreement shall be construed (both as to validity and performance) and enforced in accordance with, and governed by, the laws of the State of California applicable to agreements made and to be performed wholly within such jurisdiction, notwithstanding any choice of law principles, statutes or rules to the contrary.

      16. This letter agreement may be waived, amended or modified only by an instrument in writing signed by the party against which such waiver, amendment or modification is sought to be enforced, and such written instrument shall set forth specifically the provisions of this letter agreement that are to be so waived, amended or modified.

      Please indicate your agreement with the foregoing by executing the accompanying copy of this letter agreement and returning it to us, whereupon it shall constitute a binding agreement as of the date first above written.

                                Very truly yours,

                                   PROMETHEUS INCOME PARTNERS, a
                                   California limited partnership

                                   By:   PROMETHEUS DEVELOPMENT CO., INC.,
                                         a California corporation, its general
                                         partner

                                   By:   /s/ John J. Murphy
                                         ---------------------------------------
                                         John J. Murphy, Vice President

READ, ACCEPTED AND AGREED TO:

ASPEN SQUARE MANAGEMENT, INC.


By:    /s/ Jeremy Pava____________________________

Its:___Treasurer

Original sent by overnight mail

FACSIMILE SENT:  Jul-22-2002    08:44AM   FROM:  Aspen Square Management


Aspen Square Management Inc.

180 Union Street, Suite 300
West Springfield Massachusetts 07088
Phone: 413-587-0772
FAX 413-786-9207


July 18, 2002                                  Via Facsimile and Federal Express

                                                                       EXHIBIT C

Vicki Mullins
Prometheus Income Partners
350 Bridge Parkway
Redwood City, CA 94065


Dear Vicki

We appreciate your willingness to quickly provide us with any pertinent documents and other information that we require as part of our due diligence review regarding the partnership interests and the underlying apartment communities. In regards to this matter, we will require the following information:

1. Copies of all mortgages, loan documents, bond documents, regulatory agreements. and all other documents pertaining to any current financing on each property.

2.  A.L.T.A. Survey for each property.

3. Title Insurance commitment and all documents constituting exceptions to title.

4. Copies of outstanding third-party service contracts and other agreements affecting the. properties, including any assignable warranties.

5. Copies of any engineering information and inspection reports, including Phase I environmental studies and updated reports, plats, zoning ordinances and compliance, business licenses, availability of utilities, or any other related data.

6. Copies of the municipal, state and federal Certificates of Occupancy, or the equivalent, issued to date for each property.

7. Copies of the original operating income, expense and capital expenditures records for each property from 1998, 1999, 2000, 2001 and the latest available for 2002.

8. A current rent roll for each property identifying and listing in detail therein by tenant and by vacant area, as applicable; tenants, square footage monthly rent, deposits, all concessions (financial and other), lease terms, lease term extension options, defaulted tenant leases (financial or otherwise), and tenant lease obligations of Seller, if any, and all legal matters as it relates to the collection of rent.

9. Copies of any termite inspections, and notice of violations including but not limited to those regarding building and fire codes.

11. Disclosure of any legal matters affecting the properties or collection, of rents or deposits.

11. All available plans and specifications; real estate and personal property tax statements and valuation notices, all certificates of insurance and copies of insurance policies. and all building permits.

12.  Al1 licenses and permits. liens and lawsuits.

13. Copies of all ledger cards, general ledger (year-to-date cash disbursement journal}, year-to-date vendor files, bank statements/deposit slips, and all open invoices.

14. Insurance loss runs, rate history, occupancy percentage by month covering 1998-2002 to date.

15. Aging of accounts receivable and current staffing schedu1e.

16. Inventory of personal property.

19. True and complete copies of all tenant lease files and amendments thereto, as well as any other agreement incident or related thereto which affect the obligations of Seller and the affected tenant with respect to such leases.

20. Copies of any reports. structural, legal or other in nature, relating to the damaged siding on each property.

Vicki, we request that you provide this information to us via overnight delivery. Once we receive all such requested information, we assume our due diligence review will begin.

Yours truly,


/s/ Jeff Strole

Jeff Strole

                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 19, 2002

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Ladies and Gentlemen:

      This letter sets forth the essential terms of your proposed due diligence review ("Diligence Review") on the basis of which we are willing to continue to consider your possible acquisition of Prometheus Income Partners, a California limited partnership (the "Partnership"). Our understanding of your proposal is embodied in the following:

      1. You (or an entity to be formed by you) would acquire (i) each of the Partnership's issued and outstanding limited partnership units for $1,859 in cash per unit and (ii) the general partner interest in the Partnership now held by Prometheus Development Co., Inc. (the "General Partner") for $1,500,000 in cash, in each case payable in full upon consummation of the acquisition of the limited partner's units and general partner's interest, collectively referred to as "Proposed Acquisition".

      2. Except as expressly set forth herein, you have proposed substantively all of the terms included in the definitive Agreement and Plan of Merger (the "Definitive Agreement") attached hereto as Exhibit A, with the following modifications:

            (a) mutual covenants of cooperation to obtain the approval of Proposed Acquisition by the Partnership's limited partners (including preparation of proxy materials) and such other approvals (if any) as may be required to complete the transaction;

            (b) no closing condition in respect of financing, refinancing or assumption of existing mortgages;

            (c) mutual representations that no broker, finder's, agency or similar fees to be paid;

            (d) with your proposed contract for the Proposed Acquisition, you shall deposit $3,000,000 into escrow with a mutually acceptable escrow agent on mutually acceptable terms. If no Proposed Acquisition is consummated, the $3,000,000 will be disbursed to the Partnership unless the Proposed Acquisition was not consummated as a result of either a breach by the Partnership or the rejection of the Proposed Acquisition by the Partnership's limited partners, in which case it will be returned to you; and

            (e) the executed contract would be terminable by either party if the Proposed Acquisition has not been consummated on or prior to December 31, 2002, other than as a result of a breach by such party.



3. You agree to commence at your expense your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership, as you reasonably deem necessary for the purpose of conducting the Diligence Review. We will endeavor to make a reasonable search to provide you with the records requested. It is agreed that the items requested on Exhibit C [INTERPOLATED WRITTEN MATERIAL: "needs to be attached" inserted] hereto shall be made available to you, to the extent that they are within our possession and control, except that (i) you acknowledge that we are unable to provide you with employee's personnel files and (ii) you and we shall agree in good faith to limit certain of such information temporally, including, e.g., that bank statements, etc., need only be made available for the previous three years. Because the records you are requesting are so numerous, we are only obligated to make reasonable efforts to assist your inspection. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").


PARAGRAPH AS WRITTEN BY PROMETHEUS INCOME PARTNERS

      3. You agree to commence at your expense your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership, as you reasonably deem necessary for the purpose of conducting the Diligence Review. We will endeavor to make a reasonable search to provide you with the records requested. It is agreed that the items requested on Exhibit C hereto shall be made available to you, to the extent that they are within our possession and control, except that (i) you acknowledge that we are unable to provide you with employee's personnel files and (ii) you and we shall agree in good faith to limit certain of such information temporally, including, e.g., that bank statements, etc., need only be made available for the previous three years. Because the records you are requesting are so numerous, we are only obligated to make reasonable efforts to assist your inspection. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").


      4. In consideration of the foregoing and of your previous representations to us as to your ability to pay all cash pursuant to the Proposed Acquisition with currently available liquid funds, we agree to postpone the taking of any vote on the currently proposed merger until after the Diligence Cut-off Date.

      5. You acknowledge that (i) we will have to advise our limited partners appropriately and from time to time regarding the matters set forth herein and
(ii) at any time prior to any written acceptance of your proposed offer (which you agree to deliver prior to the Due Diligence Cut-off Date), the General Partner has fiduciary duties to the Partnership and its limited partners in the discharge of which it is obligated to consider alternatives that may be more favorable to the limited partners. If on or prior to December 31, 2002 the General Partner shall present and recommend to the limited partners any transaction involving an acquisition of the limited partner units at a price in excess of $1,859 per unit in which the acquiror, directly or indirectly, is an affiliate of the General Partner, PIP Partners - General, LLC or PIP Acquisition, LLC, [INTERPOLATED WRITTEN MATERIAL: "or is affiliated with or controlled by Sanford Diller" inserted] and your proposal is not accepted, the Partnership shall reimburse you for all reasonable out-of-pocket costs incurred by you in conducting the Diligence Review up to an aggregate maximum amount of [INTERPOLATED WRITTEN MATERIAL: "$50,000" inserted, "$25,000" deleted"].

      6. This letter supersedes all previous correspondence, discussions, understandings and agreements between you and us or our respective officers, directors, agents and representatives, provided that the letter agreement regarding confidentiality and related matters attached hereto as Exhibit B shall remain in full force and effect (and, for the avoidance of doubt, shall apply with respect to the information provided in the course of the Diligence Review).

      Except for the express terms of paragraphs 3, 4 and 6 hereof, each of which shall and hereby does constitute a binding agreement: it is expressly understood that this letter is non-binding and is intended to include part of the basic terms and conditions under which the Partnership may enter into a formal agreement with Aspen for the Proposed Acquisition; this letter shall only serve to form part of the basis for a possible agreement which must be agreed upon and executed by all parties prior to having any binding effect; this non-binding letter is not intended to be contractual in nature and neither party shall be obligated to proceed in good faith, or by any other standard, to enter into an agreement based upon the terms set forth above; and a binding agreement will only exist when the agreement is executed by duly authorized representatives from all parties. Additionally, the Partnership reserves the right to negotiate [INTERPOLATED WRITTEN MATERIAL: "and enter into a binding agreement" deleted] with another party until a mutually acceptable agreement is fully executed (subject to the last sentence of paragraph 5 above.)

      If the foregoing is in accordance with your understanding, please so indicate by signing the enclosed copy of this letter in the space provided and returning it to us on or prior to [INTERPOLATED WRITTEN MATERIAL: "12:00 P.M., E.D.T., July 22, 2002" inserted, "6:00 P.M., E.D.T., July 19, 2002" deleted].
Please fax a signed copy to the attention of Vicki Mullins at (650) 596-5377 and send the original via overnight mail.

                              PROMETHEUS INCOME PARTNERS

                              By:  Prometheus Development Co., Inc.,
                                   a California corporation, its general partner

                                 By: _/s/ Vicki Mullins_________________________

                                 Name: Vicki Mullins
                                 Title: Vice President

AGREED AND ACCEPTED:

ASPEN SQUARE MANAGEMENT, INC.


By:   __________________________

Name:
Title:



cc: Craig Seligman

attach

FACSIMILE SENT:  Jul-19-2002           05:11PM   FROM:  Aspen Square Management




                                                         Aspen Square Management

380 Union Street, Suite 300
West Springfield, MA 01089
(413) 781-0712
(413) 781-1277 (fax]


Fax


To:            Vicki Mullins          From:      J. Strole
Company:                              Pages:     4
Fax:                                  Date:      7/19/02
Re:                                   cc:

CC:

[] Urgent   [] For Review  [] Please Comment  [] Please Reply  [] Please Recycle


Attached please find requested changes.

                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 19, 2002

Aspen Square Management, Inc.
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Ladies and Gentlemen:

      This letter sets forth the essential terms of your proposed due diligence review ("Diligence Review") on the basis of which we are willing to continue to consider your possible acquisition of Prometheus Income Partners, a California limited partnership (the "Partnership"). Our understanding of your proposal is embodied in the following:

      1. You (or an entity to be formed by you) would acquire (i) each of the Partnership's issued and outstanding limited partnership units for $1,859 in cash per unit and (ii) the general partner interest in the Partnership now held by Prometheus Development Co., Inc. (the "General Partner") for $1,500,000 in cash, in each case payable in full upon consummation of the acquisition of the limited partner's units and general partner's interest, collectively referred to as "Proposed Acquisition".

      2. Except as expressly set forth herein, you have proposed substantively all of the terms included in the definitive Agreement and Plan of Merger (the "Definitive Agreement") attached hereto as Exhibit A, with the following modifications:

            (a) mutual covenants of cooperation to obtain the approval of Proposed Acquisition by the Partnership's limited partners (including preparation of proxy materials) and such other approvals (if any) as may be required to complete the transaction;

            (b) no closing condition in respect of financing, refinancing or assumption of existing mortgages;

            (d) mutual representations that no broker, finder's, agency or similar fees to be paid;

            (d) with your proposed contract for the Proposed Acquisition, you shall deposit $3,000,000 into escrow with a mutually acceptable escrow agent on mutually acceptable terms. If no Proposed Acquisition is consummated, the $3,000,000 will be disbursed to the Partnership unless the Proposed Acquisition was not consummated as a result of either a breach by the Partnership or the rejection of the Proposed Acquisition by the Partnership's limited partners, in which case it will be returned to you; and

            (e) the executed contract would be terminable by either party if the Proposed Acquisition has not been consummated on or prior to December 31, 2002, other than as a result of a breach by such party.

      3. You agree to commence at your expense your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership, as you reasonably deem necessary for the purpose of conducting the Diligence Review. We will endeavor to make a reasonable search to provide you with the records requested. It is agreed that the items requested on Exhibit C hereto shall be made available to you, to the extent that they are within our possession and control, except that (i) you acknowledge that we are unable to provide you with employee's personnel files and (ii) you and we shall agree in good faith to limit certain of such information temporally, including, e.g., that bank statements, etc., need only be made available for the previous three years. Because the records you are requesting are so numerous, we are only obligated to make reasonable efforts to assist your inspection. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").

      4. In consideration of the foregoing and of your previous representations to us as to your ability to pay all cash pursuant to the Proposed Acquisition with currently available liquid funds, we agree to postpone the taking of any vote on the currently proposed merger until after the Diligence Cut-off Date.

      5. You acknowledge that (i) we will have to advise our limited partners appropriately and from time to time regarding the matters set forth herein and
(ii) at any time prior to any written acceptance of your proposed offer (which you agree to deliver prior to the Due Diligence Cut-off Date), the General Partner has fiduciary duties to the Partnership and its limited partners in the discharge of which it is obligated to consider alternatives that may be more favorable to the limited partners. If on or prior to December 31, 2002 the General Partner shall present and recommend to the limited partners any transaction involving an acquisition of the limited partner units at a price in excess of $1,859 per unit in which the acquiror, directly or indirectly, is an affiliate of the General Partner, PIP Partners - General, LLC or PIP Acquisition, LLC, and your proposal is not accepted, the Partnership shall reimburse you for all reasonable out-of-pocket costs incurred by you in conducting the Diligence Review up to an aggregate maximum amount of $25,000.

      6. This letter supersedes all previous correspondence, discussions, understandings and agreements between you and us or our respective officers, directors, agents and representatives, provided that the letter agreement regarding confidentiality and related matters attached hereto as Exhibit B shall remain in full force and effect (and, for the avoidance of doubt, shall apply with respect to the information provided in the course of the Diligence Review).

      Except for the express terms of paragraphs 3, 4 and 6 hereof, each of which shall and hereby does constitute a binding agreement: it is expressly understood that this letter is non-binding and is intended to include part of the basic terms and conditions under which the Partnership may enter into a formal agreement with Aspen for the Proposed Acquisition; this letter shall only serve to form part of the basis for a possible agreement which must be agreed upon and executed by all parties prior to having any binding effect; this non-binding letter is not intended to be contractual in nature and neither party shall be obligated to proceed in good faith, or by any other standard, to enter into an agreement based upon the terms set forth above; and a binding agreement will only exist when the agreement is executed by duly authorized representatives from all parties. Additionally, the Partnership reserves the right to negotiate and enter into a binding agreement with another party until a mutually acceptable agreement is fully executed (subject to the last sentence of paragraph 5 above.)

      If the foregoing is in accordance with your understanding, please so indicate by signing the enclosed copy of this letter in the space provided and returning it to us on or prior to 6:00 P.M., E.D.T., July 19, 2002. Please fax a signed copy to the attention of Vicki Mullins at (650) 596-5377 and send the original via overnight mail.



                              PROMETHEUS INCOME PARTNERS

                              By:  Prometheus Development Co., Inc.,
                                   a California corporation, its general partner

                                 By:      _/s/ Vicki Mullins________

                                 Name: Vicki Mullins
                                 Title: Vice President

AGREED AND ACCEPTED:

ASPEN SQUARE MANAGEMENT, INC.


By:   __________________________

Name:
Title:



cc: Craig Seligman

attach

                           PROMETHEUS INCOME PARTNERS

                               350 Bridge Parkway
                           Redwood City, CA 94065-1517
                                 (650) 596-5393

July 18, 2002

Aspen Square Management, Inc,
380 Union Street, Suite 300
West Springfield, Massachusetts 01089

Ladies and Gentlemen:

      This letter sets forth the essential terms of your proposed due diligence review ("Diligence Review") on the basis of which we are willing to continue to consider your possible acquisition of Prometheus Income Partners, a California limited partnership (the "Partnership"). Our understanding of your proposal is embodied in the following:

      1. You (or an entity to be formed by you) would acquire (i) each of the Partnership's issued and outstanding limited partnership units for $1,859 in cash per unit and (ii) the general partner interest in the Partnership now held by Prometheus Development Co., Inc. (the "General Partner") for $1,500,000 in cash, in each case payable in full upon consummation of the acquisition of the limited Partner's units and General Partner's interest, collectively referred to as "Proposed Acquisition".

      2. Except as expressly set forth herein, you have proposed substantively all of the terms included in the definitive Agreement and Plan of Merger (the "Definitive Agreement") attached hereto as Exhibit A, with the following modifications:

            (a) indemnification of the existing General Partner for operation of the Partnership from and after the closing. Without limiting any indemnifications in the Partnership Agreement, with regard to any matters arising out of or relating to the construction defects which were the subject of the prior litigation against Weyerhaeuser et. al., the indemnity shall extend to pre-closing demands and claims;

            (b) mutual covenants of cooperation to obtain the approval of Proposed Acquisition by the Partnership's limited partners (including preparation of proxy materials) and such other approvals (if any) as may be required to complete the transaction;

            (c) no closing condition in respect of financing, refinancing or assumption of existing mortgages;

            (d) mutual representations that no broker, finder's, agency or similar fees to be paid;

            (e) with your proposed contract for the Proposed Acquisition, you shall include a check for $3,000,000 payable to the Partnership. The check will be cashed by the Partnership upon execution of a binding contract by the Partnership. The $3,000,000 will be non-refundable to you unless the Proposed Acquisition was not consummated as a result of either a breach by the Partnership or the rejection of the Proposed Acquisition by the Partnership's limited partners; and

            (f) the executed contract would be terminable by either party if the Proposed Acquisition has not been consummated on or prior to December 31, 2002, other than as a result of a breach by such party.

      3. You agree to commence, at your expense, your Diligence Review of the Partnership and its properties promptly after execution of this letter. We agree to reasonably provide to you and your representatives access to the properties, books, records, documents, contracts and other records of the Partnership and shall furnish you with copies of such documents and with such information with respect to the affairs of the Partnership as is reasonably deemed necessary for the purpose of conducting the Diligence Review. Upon your designating the records you wish copied, we will send them to an outside service at your expense. You agree that you will complete the Diligence Review not later than August 1, 2002 (the "Diligence Cut-off Date").

      4. In consideration of the foregoing and of your previous representations to us as to your ability to pay all cash pursuant to the Proposed Acquisition with currently available liquid funds, we agree to postpone the taking of any vote on the currently proposed merger until after the Diligence Cut-off Date.

      5. You acknowledge that (i) we will have to advise our limited partners appropriately and from time to time regarding the matters set forth herein and
(ii) at any time prior to any written acceptance of your proposed offer (which you agree to deliver prior to the Diligence Cut-off Date), the General Partner has fiduciary duties to the Partnership and its limited partners in the discharge of which it is obligated to consider alternatives that may be more favorable to the limited partners.

      6. This letter supersedes all previous correspondence, discussions, understandings and agreements between you and us or our respective officers, directors, agents and representatives, provided that the letter agreement regarding confidentiality and related matters attached hereto as Exhibit B shall remain in full force and effect (and, for the avoidance of doubt, shall apply with respect to the information provided in the course of the Diligence Review).

      Except for the express terms of paragraphs 3, 4 and 6 hereof, each of which shall and hereby does constitute a binding agreement: it is expressly understood that this letter is non-binding and is intended to include part of the basic terms and conditions under which the Partnership may enter into a formal agreement with Aspen for the Proposed Acquisition; this letter shall only serve to form part of the basis for a possible agreement which must be agreed upon and executed by all parties prior to having any binding effect; this non-binding letter is not intended to be contractual in nature and neither party shall be obligated to proceed in good faith, or by any other standard, to enter into an agreement based upon the terms set forth above; and a binding agreement will only exist when the agreement is executed by duly authorized representatives from all parties. Additionally, the Partnership reserves the right to negotiate and enter into a binding agreement with another party until a mutually acceptable agreement is fully executed.

      If the foregoing is in accordance with your understanding, please so indicate by signing the enclosed copy of this letter in the space provided and returning it us on or prior to 12:00 P.M., E.D.T., July 19, 2002.



                              PROMETHEUS INCOME PARTNERS, a California limited partnership

                              By:   Prometheus Development Co., Inc.,
                                    a California corporation, its general
                                    partner

                                 By: _/s/ Vicki R. Mullins_____

                                 Name: Vicki R. Mullins
                                 Title: Vice President

AGREED AND ACCEPTED:

ASPEN SQUARE MANAGEMENT, INC.


By:   __________________________

Name:
Title:

                   Entry and Indemnity Agreement ("Agreement")


In conjunction with the completion of your property due diligence this is to confirm our understanding of the conditions of your inspections.

Prometheus Income Partners, a California limited partnership, owns the following properties: Alderwood Apartments located at 900 Pepper Tree Lane, Santa Clara, California. Timberleaf Apartments located at 2147 Newhall Street, Santa Clara, California, collectively referred to as "Properties".

In connection with any entry by Aspen Square Management, Inc., ("Aspen") or its agents, affiliates, employees or contractors onto the Properties, Aspen shall give Prometheus Income Partners (PIP) reasonable advance notice of such entry and shall conduct such entry and any inspections in connection therewith so as to minimize, to the greatest extent possible, interference with PIP's business and the business of tenants and otherwise in a manner reasonably acceptable to PIP. Without limiting the foregoing, prior to any entry to perform any on-site testing, Aspen shall give PIP notice thereof, including the identity of the company or persons who will perform such testing and the proposed scope of the testing. In the event that Aspen proposes to perform any destructive or invasive testing, PIP shall approve or disapprove, in its sole discretion, the proposed destructive or invasive testing within two (2) business days after receipt of such notice. PIP's failure to provide such notice shall be deemed disapproval. If Aspen or its agents, affiliates, employees or contractors take any sample from the Properties in connection with any such approved testing, at PIP's request, Aspen shall provide to PIP a portion of such sample being tested to allow PIP, if it so chooses, to perform its own testing. PIP or its representative must be present to observe any testing or other inspection performed on the Properties. Upon PIP's request, Aspen shall promptly deliver to PIP copies of any reports relating to any testing or other inspection of the Properties performed by Aspen or its agents, employees or contractors. Aspen shall maintain, and shall assure that its contractors maintain, public liability and property damage insurance in amounts and in form and substance acceptable to PIP, to insure against all liability of Aspen and its agents, affiliates, employees or contractors, arising out of any entry or inspections of the Properties pursuant to the provisions hereof, and Aspen shall provide PIP with evidence of such insurance coverage prior to entry to the Properties. Prometheus Income Partners, Prometheus Development Co., Inc. and Prometheus Real Estate Group, Inc. shall be named as an additional insured on such policy. Aspen shall indemnify, defend with counsel acceptable to PIP, and hold PIP, Prometheus Development Co., Inc. (PIP general partner), Prometheus Real Estate Group, Inc. (property management company), its officers, directors, partners, agents, affiliates, and employees harmless from and against any claim, damage, injury, demand, cost, loss, liability, expense, penalty, fee, cause of action, settlement, proceeding (whether civil, criminal, administrative or investigative), including attorneys' fees, expert witness fees, court costs, judgments, fines and amounts paid in settlement arising out of or in any way connected with or relating to any entry on the Properties by Aspen, its agents, affiliates, employees or contractors in the course of performing the inspections, testings or inquiries provided for in this Agreement. The foregoing indemnity shall survive beyond the completion of the due diligence period.

If the foregoing meets with your understanding, please countersign a copy of this letter and return it to me.



PROMETHEUS INCOME PARTNERS, a California limited partnership

By:  PROMETHEUS DEVELOPMENT CO., INC., a
     California corporation, its general partner

By:   /s/ Vicki Mullins
     --------------------------------------
     Vicki Mullins, Vice President



The foregoing is agreed to:

-----------------------------------------------
Harold Grinspoon

------------------------------------------------------------------------------------------------ ------------------
      CERTIFICATE OF INSURANCE                                                                   DATE(MM/DD/YY)
                                                                                                 Issue Date
------------------------------------------------------------------------------------------------
        PRODUCER                                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                     CONFERS  NO  RIGHTS   UPON  THE   CERTIFICATE   HOLDER.   THIS
                                                     CERTIFICATE  DOES NOT  AMEND,  EXTEND  OR ALTER  THE  COVERAGE
                                                     AFFORDED BY THE POLICIES BELOW.
                                                     --------------------------------------------------------------
Vendor's Insurance Agent                                             COMPANIES AFFORDING COVERAGE
Street Address                                       --------------------------------------------------------------
City, State, Zip                                      COMPANY   ABC Insurance Company
Phone Number                                                 A
---------------------------------------------------- ---------- ---------------------------------------------------
    INSURED                                           COMPANY   DEF Insurance Company
                                                             B
                                                     ---------- ---------------------------------------------------
                                                      COMPANY   GHI Insurance Company
Vendor Name                                                  C
Street Address                                       ---------- ---------------------------------------------------
City, State, Zip                                      COMPANY
                                                             D
---------------------------------------------------- ---------- ---------------------------------------------------
    COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE  LISTED BELOW HAVE BEEN ISSUED TO THE INSURED  NAMED ABOVE FOR THE
POLICY PERIOD INDICATED.  NOTWITHSTANDING ANY REQUIREMENT,  TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH
REPSECT TO WHICH THIS  CERTIFICATE  MAY BE ISSUED OR MAY PERTAIN,  THE INSURANCE  AFFORDED BY THE POICIES  DESCRIBED
HEREIN IS SUBJECT TO ALL THE TERMS,  EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED
BY PAID CLAIMS.
-------------------------------------------------------------------------------------------------------------------
 CO    TYPE OF INSURANCE             POLICY NUMBER       POLICY        POLICY                  LIMITS
                                                       EFFECTIVE     EXPIRATION
 LTR                                                      DATE          DATE
                                                       (MM/DD/YY)    (MM/DD/YY)
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
A              GENERAL LIABILITY   XXX123               01/01/00      01/01/01     GENERAL AGGREGATE  2,000,000
------ ---                         ------------------ ------------- -------------- ------------------ -------------
        X  COMMERCIAL GENERAL                                                      PRODUCTS-COMP/OP   1,000,000
           LIABILITY                                                               AGG
------ --- ---           ---       ------------------ ------------- -------------- ------------------ -------------
               CLAIMS        OCCUR                                                 PERSONAL & ADV     1,000,000
               MADE                                                                INJURY
------ --- ---           ---       ------------------ ------------- -------------- ------------------ -------------
           OWNER'S &                                                               EACH OCCURRENCE    1,000,000
           CONTRACTOR'S PROT
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                   FIRE DAMAGE (Any   50,000
                                                                                   one fire)
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   MED EXP  (Any      5,000
                                                                                   one person)
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
B                                  XXX456               01/01/00      01/01/01     COMBINED SINGLE    1,000,000
       AUTOMOBILE LIABILITY                                                        LIMIT
------ ---                         ------------------ ------------- --------------
           ANY AUTO
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           ALL OWNED AUTOS                                                         BODILY INJURY
------ ---                         ------------------ ------------- -------------- (Per person)
           SCHEDULED AUTOS
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           HIRED AUTOS                                                             BODILY INJURY
------ ---                         ------------------ ------------- -------------- (Per accident)
           NON-OWNED AUTOS
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                   PROPERTY DAMAGE
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   AUTO ONLY-EA
       GARAGE LIABILITY                                                            ACCIDENT
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           ANY AUTO                                                                OTHER THAN AUTO
                                                                                   ONLY:
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                       EACH ACCIDENT
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                           AGGREGATE
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   EACH OCCURRENCE
       EXCESS LIABILITY
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           UMBRELLA FORM                                                           AGGREGATE
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           OTHER THAN UMBRELLA
           FORM
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
C                                  XXX789               01/01/00      01/01/01     X    STATUTORY
       WORKERS' COMPENSATION AND                                                        LIMITS
       EMPLOYER'S LIABILITY
------                             ------------------ ------------- -------------- ---- ------------- -------------
                                                                                   EACH ACCIDENT      500,000

------                 ----        ------------------ ------------- -------------- ------------------ -------------
       THE                  INCL                                                   DISEASE-POLICY     500,000
       PROPRIETOR/                                                                 LIMIT
       PARTNERS/       ----                                                        ------------------ -------------
       EXECUTIVE            EXCL                                                   DISEASE-EACH       500,000
       OFFICERS ARE:                                                               EMPLOYEE
------ --------------- ----        ------------------ ------------- -------------- ------------------ -------------

       OTHER


------ --------------------------- ------------------ ------------- -------------- --------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
Prometheus Real Estate Group, Inc., a California corporation, Prometheus Income Partners, a California limited partnership, and Prometheus Development Co., Inc., a California corporation are named as additional insureds with respect to above general liability and auto coverages.
Re:  Insured's work/services provided at Alderwood Apartments, 900 Pepper Tree Lane, Santa Clara, CA
-------------------------------------------------------------------------------------------------------------------

CERTIFICATE HOLDER                                        CANCELLATION

Prometheus Real Estate Group, Inc.,                       SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED
Prometheus Income Partners, and  Prometheus Development   BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY
Co., Inc.                                                 WILL [ENDEAVOR TO]* MAIL  30  DAYS WRITTEN NOTICE TO THE
900 Pepper Tree Lane                                      CERTIFICATE HOLDER NAMED TO THE LEFT, [BUT FAILURE TO
Santa Clara, CA 95051                                     MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY
                                                          OF ANY KIND UPON THE COMPANY, ITS AGENTS OR
                                                          REPRESENTATIVES.]*
                                                          ---------------------------------------------------------

                                                          AUTHORIZED REPRESENTATIVE


                                                          Signature of Insured's Agent
ACORD 25-S (3/93)                                                                           ACORD CORPORATION 1993
--------------------------------------------------------- ---------------------------------------------------------

*  Deleted in the original

------------------------------------------------------------------------------------------------ ------------------
      CERTIFICATE OF INSURANCE                                                                   DATE(MM/DD/YY)
                                                                                                 Issue Date
------------------------------------------------------------------------------------------------
        PRODUCER                                     THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND
                                                     CONFERS  NO  RIGHTS   UPON  THE   CERTIFICATE   HOLDER.   THIS
                                                     CERTIFICATE  DOES NOT  AMEND,  EXTEND  OR ALTER  THE  COVERAGE
                                                     AFFORDED BY THE POLICIES BELOW.
                                                     --------------------------------------------------------------
Vendor's Insurance Agent                                             COMPANIES AFFORDING COVERAGE
Street Address                                       --------------------------------------------------------------
City, State, Zip                                      COMPANY   ABC Insurance Company
Phone Number                                                 A
---------------------------------------------------- ---------- ---------------------------------------------------
    INSURED                                           COMPANY   DEF Insurance Company
                                                             B
                                                     ---------- ---------------------------------------------------
                                                      COMPANY   GHI Insurance Company
Vendor Name                                                  C
Street Address                                       ---------- ---------------------------------------------------
City, State, Zip                                      COMPANY
                                                             D
---------------------------------------------------- ---------- ---------------------------------------------------
    COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE  LISTED BELOW HAVE BEEN ISSUED TO THE INSURED  NAMED ABOVE FOR THE
POLICY PERIOD INDICATED.  NOTWITHSTANDING ANY REQUIREMENT,  TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH
REPSECT TO WHICH THIS  CERTIFICATE  MAY BE ISSUED OR MAY PERTAIN,  THE INSURANCE  AFFORDED BY THE POICIES  DESCRIBED
HEREIN IS SUBJECT TO ALL THE TERMS,  EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED
BY PAID CLAIMS.
-------------------------------------------------------------------------------------------------------------------
 CO    TYPE OF INSURANCE             POLICY NUMBER       POLICY        POLICY                  LIMITS
                                                       EFFECTIVE     EXPIRATION
 LTR                                                      DATE          DATE
                                                       (MM/DD/YY)    (MM/DD/YY)
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
A              GENERAL LIABILITY   XXX123               01/01/00      01/01/01     GENERAL AGGREGATE  2,000,000
------ ---                         ------------------ ------------- -------------- ------------------ -------------
        X  COMMERCIAL GENERAL                                                      PRODUCTS-COMP/OP   1,000,000
           LIABILITY                                                               AGG
------ --- ---           ---       ------------------ ------------- -------------- ------------------ -------------
               CLAIMS        OCCUR                                                 PERSONAL & ADV     1,000,000
               MADE                                                                INJURY
------ --- ---           ---       ------------------ ------------- -------------- ------------------ -------------
           OWNER'S &                                                               EACH OCCURRENCE    1,000,000
           CONTRACTOR'S PROT
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                   FIRE DAMAGE (Any   50,000
                                                                                   one fire)
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   MED EXP  (Any      5,000
                                                                                   one person)
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
B                                  XXX456               01/01/00      01/01/01     COMBINED SINGLE    1,000,000
       AUTOMOBILE LIABILITY                                                        LIMIT
------ ---                         ------------------ ------------- --------------
           ANY AUTO
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           ALL OWNED AUTOS                                                         BODILY INJURY
------ ---                         ------------------ ------------- -------------- (Per person)
           SCHEDULED AUTOS
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           HIRED AUTOS                                                             BODILY INJURY
------ ---                         ------------------ ------------- -------------- (Per accident)
           NON-OWNED AUTOS
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                   PROPERTY DAMAGE
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   AUTO ONLY-EA
       GARAGE LIABILITY                                                            ACCIDENT
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           ANY AUTO                                                                OTHER THAN AUTO
                                                                                   ONLY:
------ ---                         ------------------ ------------- -------------- ------------------ -------------
                                                                                       EACH ACCIDENT
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                           AGGREGATE
------ --------------------------- ------------------ ------------- -------------- ------------------ -------------
                                                                                   EACH OCCURRENCE
       EXCESS LIABILITY
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           UMBRELLA FORM                                                           AGGREGATE
------ ---                         ------------------ ------------- -------------- ------------------ -------------
           OTHER THAN UMBRELLA
           FORM
------ --- ----------------------- ------------------ ------------- -------------- ------------------ -------------
C                                  XXX789               01/01/00      01/01/01     X    STATUTORY
       WORKERS' COMPENSATION AND                                                        LIMITS
       EMPLOYER'S LIABILITY

------                             ------------------ ------------- -------------- ---- ------------- -------------
                                                                                   EACH ACCIDENT      500,000
------                 ----        ------------------ ------------- -------------- ------------------ -------------
       THE                  INCL                                                   DISEASE-POLICY     500,000
       PROPRIETOR/                                                                 LIMIT
       PARTNERS/       ----                                                        ------------------ -------------
       EXECUTIVE            EXCL                                                   DISEASE-EACH       500,000
       OFFICERS ARE:                                                               EMPLOYEE
------ --------------- ----        ------------------ ------------- -------------- ------------------ -------------

       OTHER


------ --------------------------- ------------------ ------------- -------------- --------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
Prometheus Real Estate Group, Inc., a California corporation, Prometheus Income Partners, a California limited partnership, and Prometheus Development Co., Inc., a California corporation are named as additional insureds with respect to above general liability and auto coverages.
Re:  Insured's work/services provided at Timberleaf Apartments, 2l47 Newhall Street, Santa Clara, CA
-------------------------------------------------------------------------------------------------------------------

CERTIFICATE HOLDER                                        CANCELLATION

Prometheus Real Estate Group, Inc.,                       SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED
Prometheus Income Partners, and  Prometheus               BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY
Development Co., Inc.                                     WILL [ENDEAVOR TO]* MAIL  30  DAYS WRITTEN NOTICE TO THE
2l47 Newhall Street                                       CERTIFICATE HOLDER NAMED TO THE LEFT, [BUT FAILURE TO
Santa Clara, CA 95050                                     MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY
                                                          OF ANY KIND UPON THE COMPANY, ITS AGENTS OR
                                                          REPRESENTATIVES.]*
                                                          ---------------------------------------------------------

                                                          AUTHORIZED REPRESENTATIVE


                                                          Signature of Insured's Agent
ACORD 25-S (3/93)                                                                           ACORD CORPORATION 1993
--------------------------------------------------------- ---------------------------------------------------------

*  Deleted in the original